                                                                   EXHIBIT 10.34



                              SUBCONTRACT AGREEMENT

Subcontract Number:  S100522                          Effective Date:  12/8/2003

                                     BETWEEN
                 BUYER                 AND              SELLER
                 -----                                  ------
COMPUTER SCIENCES CORPORATION                           ERGO SYSTEMS
ENFORCEMENT, SECURITY & INTELLIGENCE DIVISION           90 GROVE ST
10530 ROSEHAVEN STREET, SUITE 500                       SUITE 204
FAIRFAX, VA 22030                                       RIDGEFIELD, CT 06877


                  [ ]  FFP            [X]  Time and Materials

        [ ] Level of Effort                  [X] Task Assignments
        [ ] Completion                       [ ] Letter Subcontract
        [ ] Basic Ordering Agreement

Period of Performance:              Date of award to September 24, 2004
Prime Contract Agency:              Immigration and Naturalization Service (DOJ)
Prime Contract Number:              COW-8-C-0051
Priority Rating:                    Unrated
F.O.B. Point:                       Per STO
Funding Not-to-Exceed Amount:       $500,000.00

          Part I. - THE SCHEDULE
          ----------------------

          Section A.        Subcontract Agreement (Face Page and Signature Page)
          Section B.        Supplies/Services and Price/Costs
          Section C.        Description/Specifications/Statement of Work (SOW)
          Section D.        Packaging and Marking
          Section E.        Inspection and Acceptance
          Section F.        Deliveries or Performance
          Section G.        Contract Administration
          Section H.        Special Contract Requirements

          Part II.- CONTRACT CLAUSES
          --------------------------
          Section I.        Contract Clauses

          Part III - LIST OF ATTACHMENTS
          ------------------------------
          Section J.        List of Attachments

          Part IV - REPRESENTATIONS
          -------------------------
          Section K.        Incorporation of Representations and Certifications

                           SUBCONTRACT _S100522_______

                                 SIGNATURE PAGE



This Subcontract Agreement may be referred to in this document as "Agreement", "Contract," or "Subcontract." Any reference to CSC's contract with the Government or other customer will be to the "prime contract."

IN WITNESS THEREOF, THE PARTIES HERETO HAVE EXECUTED THIS AGREEMENT AS OF THE DATES SET FORTH BELOW.


COMPUTER SCIENCES CORPORATION                 ERGO SYSTEMS, INC.


By: __________________________________        By:  _____________________________
         Signature              Date                Signature              Date

Typed Name:  Michael Stevenson
                                              Typed Name: Kenneth P. Ducey, Jr.
                                                          ---------------------

Title: Senior Subcontracts Administrator      Title:   President/CFO
       ---------------------------------               --------------

                              PART 1 - THE SCHEDULE

                                    SECTION B
                        SUPPLIES/SERVICES AND PRICES/COST

B.1      MINIMUM AND MAXIMUM AMOUNTS, INDEFINITE DELIVERY INDEFINITE QUANTITY

         (a) This is an Indefinite Delivery Indefinite (a) Quantity (IDIQ) subcontract utilizing Time and Materials (T&M) and Firm Fixed Price (FFP) Subcontract Task Orders in accordance with FAR 16.5.

                  The use of a hybrid IDIQ subcontract will enable CSC to issue task orders using a variety of contract types. CSC may issue Subcontract Task Orders providing for one of the following bases of compensation:

                  Time & Material (T&M)

                  Firm Fixed Price (FFP)


B.2      SUPPLIES/SERVICES AND PRICES/COSTS

         (a) The Seller, acting as an independent contractor and not as an agent of the Buyer, shall furnish all materials, personnel, facilities, support and management necessary to provide the supplies and services as set forth in accordance with the Statement of Work and the Seller's rate proposal dated 12/03/2003, incorporated herein by reference.

         (b) Statements of Work, specific periods of performance and funding will be obligated via Subcontract Task Orders which will be incorporated herein by modification(s) to this subcontract in accordance with Section G.4, entitled "Ordering".

                  (1) For T&M Subcontract Task Orders, the quantity of hours ordered of each labor category will be specified as deliverable hours billable at the rates specified in this Subcontract Agreement. Profit on travel and ODCs on T&M Subcontract Task Order is not allowable. The cumulative extended total of all labor categories ordered plus ODCs (if allowed) will define the task order ceiling price. Any allowable ODCs will be specified in the Subcontract Task Order. The Buyer will not reimburse the Seller for costs incurred beyond the ceiling price, for hours not delivered, for hours delivered but in excess of the quantities ordered for a particular labor category, or for travel exceeding the estimated travel amount.

                  (2) For FFP Subcontract Task Orders, the quantity of each item, or labor category ordered will be multiplied against the price (rate) listed in the Subcontract Task Order, and the cumulative extended total of all items ordered will define the FFP for those items. Any allowable ODCs will be specified in the Subcontract Task Order. Partial payment of the Subcontract Task Orders FFP may be negotiated based on an attainment of progress milestones.

                  (4) Based upon requirements items identified during Subcontract Task Order preparation, Buyer shall be responsible for purchasing and providing to the Seller any tangible item (i.e., ODCs) required for performance on this contract. The Seller will be reimbursed only for those ODC items specified in the Subcontract Task Order as reimbursable by the Buyer.

         (c) The Seller's rates will be incorporated to each Task Order. The Seller's rates are as follows:


-----------------------------------------------------------------------------
                                                     YEAR 1       Year 2**
                                                     (DOE*-      (9/24/04-
                 LABOR CATEGORY                     9/23/04)     12/31/04)
-----------------------------------------------------------------------------
CORPORATE TECHNICAL PLANNING MANAGER                 $ 88.41       $ 91.06
                                                 ----------------------------
ENGINEER TECHNICIAN                                  $ 72.83       $ 75.01
                                                 ----------------------------
ENGINEER TECHNICIAN                                  $ 72.83       $ 75.01
                                                 ----------------------------

*DOE - Date of Execution
** Year 2 rates include 3% escalation rate
-----------------------------------------------------------------------------

         (d) The maintenance agreement terms shall remain in affect for the length of the term.

B.3      VALUE

         This Agreement is issued under Government Prime Contract number COW-8-C-0051, with a DPAS Rating of: Unrated. For Government audit purposes only, the value of this subcontract agreement is $500,000.00. Subcontract Task Order(s) added by Modification(s) hereto will authorize the billable funding (reference Section G.4, Ordering).

B.4      EXERCISE OF OPTIONS

         This subcontract contains two (2) types of options: options to extend the period of performance of the subcontract and options to increase the quantity of labor hours available for each year of subcontract performance. The Buyer may exercise the subcontract options for extensions to the period of performance to the same extent that the options of the prime contract are exercised.

         In accordance with the provisions of the applicable FAR clauses contained in this subcontract regarding the exercise of options, all options will be exercised in writing through the issuance of modifications to the subcontract signed by the Subcontract Administrator. The increase quantity options (IQOs) are provided to allow CSC to account for unforeseen increases in requirements above the basic requirements of any subcontract year. The specific IQO may be exercised during any particular year to increase the quantity for that period; however, the IQO does not affect the period of performance of the subcontract or the period in which the option was exercised.

                                    SECTION C

                                STATEMENT OF WORK


C.1      GENERAL STATEMENT OF WORK

         The following Statement of Work documents are incorporated by reference from the INS STARS RFP Documents. The scope of work noted in the documents is general in nature to the INS STARS Program. The subcontractor will be provided with specific Subcontractor Task Orders by CSC to direct specific work in support of the General Statement of Work. Attachment I of this document includes a detailed Subcontractor Proposal for work that the subcontractor will provide.

                  (a)      INS STARS General SOW Umbrella 7-2, dated July 2,
                           2001

C.2      MANAGEMENT AND ADMINISTRATION

         The Buyer intends to manage all work assigned under the contract. Therefore, the Seller will not generally submit subcontractor management and administration costs. The Buyer expects there may be certain Subcontract Task Orders that will require management efforts by the Seller. In these cases, specified management and administration requirements will be included in the Subcontract Task Order and priced by the Seller.

C.3      ADDITIONAL EFFORTS

         Subcontract Task Order Specific Statements of Work will be agreed upon and incorporated into the subcontract through issuance of a CSC Subcontracting Officer signed Subcontract Task Order or Subcontract Modification. (Issuing an STO will not require a contract modification unless the Subcontract Task Order causes the total cost of all Subcontract Task Orders to exceed the current contracted value. The Seller shall notify the Buyer when 75 percent (75%) of the subcontract value has been reached.).

                                    SECTION D
                              PACKAGING AND MARKING

D.1      PACKAGING AND MARKING

         All materials shipped or mailed under this contract shall be afforded the degree of preservation, packaging, and packing required to prevent deterioration and damage due to the hazards to which they may be subjected during shipment, handling, and storage. All preservation, packaging, and packing for shipment or mailing shall be in accordance with good commercial practice and adequate to ensure acceptance by common carrier and safe transportation at the most economical rate(s).



D.2      DELIVERABLES AND MARKING

         The Seller shall mark all deliverables with the contract number; title of the deliverable; date due; and preparer's name. In addition, when applicable, the Seller shall mark the deliverables with the Subcontract Task Order name/number; CSC Task Manager name; and the document status as a draft, final, or update.

         Additional deliverables marking information will be provided on the Subcontract Task Order issued when applicable. For example, for the shipment of prototype and pilot systems, the CSC will provide specific packaging and delivery instructions as may be required to ensure the safe shipment of the system.


D.3      SUBCONTRACTOR DOCUMENTATION AND OTHER DELIVERABLES

Due to the nature of the work to be performed under this subcontract, the documents to be delivered include written reports, specifications, test documentation, and in some instances, drawings or sketches. The Seller shall establish and maintain a contract reporting and documentation preparation process that provides the highest quality products in a timely and cost effective manner. All documents produced under the contract shall comply with Government guidelines, directives, and standards, if applicable, or with industry standard reporting forms and formats, as specified in
          Subcontract Task Orders.

         In addition to providing the services specified by Subcontract Task Orders under this subcontract, the Seller may be required to submit prototype hardware and software products, test and evaluation equipment, and other development products. The Seller shall ensure that all products are delivered with all associated components necessary to render the product operational and with complete sets of documentation, instructions, or other literature that may be specified in Subcontract Task Orders.

                                    SECTION E
                            INSPECTION AND ACCEPTANCE

E.1      CLAUSES INCORPORATED BY REFERENCE

         The following clauses are incorporated by reference in accordance with the provisions of FAR Clause 52.252-2, Clauses Incorporated by Reference (JUN 1988), contained in Section I of this contract.



        FAR REFERENCE                              TITLE                                  DATE
----------------------------- ------------------------------------------------ ----------------------------
52.246-4                      Inspection of Services - Fixed Price                       AUG 1996
----------------------------- ------------------------------------------------ ----------------------------

52.246-5                      Inspection of Services - Cost                              APR 1984
                              Reimbursement
----------------------------- ------------------------------------------------ ----------------------------

52.246-6                      Inspection - Time-And-Material and                         JAN 1986
                              Labor-Hour
----------------------------- ------------------------------------------------ ----------------------------

E.2      INSPECTION AND ACCEPTANCE

         CSC's Subcontract Technical Monitor (STM) will inspect and accept the supplies and/or services to be provided under this subcontract.

         Inspection and acceptance will be performed as stated in the issued Subcontract Task Order(s) and at the time(s) and location(s) identified in the Subcontract Task Order(s).

         Deliverables are assumed accepted unless rejected, in writing, within thirty (30) calendar days of receipt unless stated differently in a Subcontract Task Order. Those deliverables requiring acceptance testing, as described in the Subcontract Task Order, will have an acceptance/rejection period of ninety (90) calendar days from receipt of the deliverable, unless the period is stated otherwise in the Subcontract Task Order.

         Rejection of deliverables will be in writing and will be received by the Seller within the acceptance/rejection period, as described above, unless stated otherwise in the Subcontract Task Order. If a deliverable is rejected, the Seller shall make all appropriate corrections within 14 calendar days from receipt of written notification and will resubmit to the Buyer for approval. If corrections are estimated to require more than 14 calendar days, the Seller shall deliver a corrective action plan within seven (7) calendar days from receipt of written notifications of rejection. The plan shall clearly describe the corrective actions to be taken and the proposed schedule for accomplishing the actions. . When the same deliverable is rejected three (3) times, the Buyer may terminate the particular task order for default.

E.3      INSPECTION SYSTEM - SUBCONTRACT

         Per FAR 46.105, The Buyer shall hold the Seller to the same standards of performance as required for Buyer's performance under the prime contract. The Seller shall adhere to the Buyer's work process and work management process as outlined in Sections G and H.

E.4      PERFORMANCE MEASURES
         The Buyer will evaluate contract level performance using 1) aggregate attributes of performance at the Subcontract Task Order Level, and 2) contract management and administration performance.

                                    SECTION F
                            DELIVERIES OR PERFORMANCE

F.1      CLAUSES INCORPORATED BY REFERENCE

The following clauses are incorporated by reference in accordance with the provisions of FAR 52.252-2, Clauses Incorporated by Reference (JUN 1988), contained in Section I of this contract.


FAR REFERENCE                                          TITLE                                   DATE
--------------------------------- ------------------------------------------------ -----------------------------
52.242-15                         Stop-Work Order- Alternate I                               AUG 1989
--------------------------------- ------------------------------------------------ -----------------------------
52.247-34                         F.O.B. Destination                                         NOV 1991
--------------------------------- ------------------------------------------------ -----------------------------

F.2      PERIOD OF PERFORMANCE

The period of performance shall commence upon date of subcontract award and shall remain in effect as set forth below:


         Year 1 - Base Period                       Date of award to 9/23/04
         Year 2 - Option 1                          9/24/2004 to 12/23/2004

         The end of each period shall coincide with the end date of the prime contract. In no case shall the subcontract continue beyond the end date of the prime contract.


F.3      TRANSPORTATION - RESERVED



F.4      REQUIRED TIME - PLACE OF DELIVERY AND PERFORMANCE

         The required time and place of delivery of products or provision of services to be provided under these contracts will be specified in each Subcontract Task Order. If a Subcontract Task Order fails to identify the required time and place of delivery, then the Seller shall promptly notify the Buyer and request due dates and/or destinations. All products and services will be ordered through the issuance of written Subcontract Task Orders/modifications to this subcontract.

F.5      REQUIREMENTS FOR REPORTS

         The following table lists the contract-level reports that the Seller must submit. The Seller is required to develop, implement, and update the following reports during performance of the contract. This list is not all inclusive; the task orders may specify the submission of additional reports.

         REPORT                          FREQUENCY                DUE DATE
------------------------------------ ---------------------- --------------------
         Subcontract Task                     Monthly                10
         Order Monthly                                               DARP
         Progress Report
------------------------------------ ---------------------- --------------------
         Contract- Level                      Monthly                10
         Monthly  Progress                                           DARP
         Report
------------------------------------ ---------------------- --------------------
         Contract Financial                   Monthly,               10
         Analysis Report                      Quarterly              DARP
                                              Annually
------------------------------------ ---------------------- --------------------
         Subcontract Task                     Monthly,               10
         Order Financial                      Quarterly              DARP
         Analysis Report                      Annually
------------------------------------ ---------------------- --------------------
         Self-Evaluation                      Semi-                  As
         Report                               Annually               indicated
                                                                     in Task
                                                                     Order
------------------------------------ ---------------------- --------------------
                         DARP - Day After Report Period


         The following sections provide the financial analysis status reporting and SER requirements. All financial reports shall be consistent with the Seller's invoice(s) for the reporting period.

F.5.1    SUBCONTRACT TASK ORDER MONTHLY PROGRESS REPORTS

         The Seller shall provide progress reports only for those Subcontract Task Orders that are managed by the Seller. Such reports shall be prepared in compliance with the CSC on- line Task Management Information System. The earned value for the report will be determined by a review of the Seller's progress in a meeting with the Buyer's Project Control Office.

F.5.2    CONTRACT-LEVEL MONTHLY PROGRESS REPORT

         The Seller shall provide a monthly contract-level progress report for use by the Buyer's senior management to detail the progress of the Seller's efforts of the performance of the contract. The report shall be a high-level overview of technical progress of the contract with specific references to the Seller's Subcontract Task Orders. The report shall contain a discussion of the allowing items:

         o Technical, management and administration, quality assurance, and contractual problems that affect contract performance including any corrective actions.

         o        Cost savings and quality improvement recommendations.

         o A summary of the software quality and productivity metrics for software development and maintenance Subcontract Task Orders.

F.5.3    CONTRACT FINANCIAL ANALYSIS REPORT

         The Seller shall develop a monthly, quarterly, and annual financial analysis report for its contract. The report shall describe the financial condition of the contract. At a minimum, the report shall include the following information for the reporting period and inception to date:

         o A summary of the Subcontract Task Order Financial Analysis report

         o A matrix that identifies the hours worked by FT for each task order for all orders other than FFP orders

         o A weighted average labor rate for each labor category for cost reimbursable orders only

         o An analysis of the cost ceilings and total cost incurred for each Subcontract Task Order as applicable

         In addition to the items identified above, the Seller shall provide progress status for its contract. The progress status shall summarize the progress status for each Subcontract Task Order.

F.5.4    SUBCONTRACT TASK ORDER FINANCIAL ANALYSIS REPORT

         The Seller shall develop a monthly, quarterly, and annual financial analysis report for each Subcontract Task Order issued under its subcontract. The report shall describe the financial condition of each Subcontract Task Order. At a minimum, the report shall include the following data for the reporting period and inception to date:

         o Breakdown of FTEs and hours by labor category, CSC Task/cost account number , and Subcontract Task Order for all Subcontract Task Orders other than FFP Subcontract Task Orders.

         o Total cost incurred by labor category, CSC Task/cost account number Subcontract Task Order orders other than FFP task orders.

         o Indirect costs by labor category, CSC Task/cost account and Subcontract Task Order for cost reimbursable Subcontract Task Orders only, shall be provided to the Government for its use..

         o Breakdown of allowed ODCs by materials, supplies, travel, hardware, and software for each sub-task, CSC Task/cost account number, and Subcontract Task Order for all Subcontract Task Orders other than FFP Subcontract Task Orders.

         o Total cost ceiling for each Subcontract Task Order for cost reimbursable Subcontract Task Orders only.

         o        Total funding to date for each Subcontract Task Order.

         o Remaining cost ceiling for each Subcontract Tas Order for cost reimbursable Subcontract Task Orders only.

         o        Remaining funding for Subcontract Task Orders.

         o Percentage of the work completed including a discussion of the rationale used to develop the percentage and the tasks and deliverables completed in the reporting period, to date, for the next reporting period, and through the end of the task order for FFP task orders only

F.6      WAIVER OF DELIVERY SCHEDULE

         None of the following shall be regarded as an extension, waiver, or abandonment of the delivery schedule or a waiver of CSC and/or the Government's right to terminate for default:

         o        Delay by the Buyer in terminating for default

         o        Acceptance of delinquent deliveries

         o Acceptance or approval of samples submitted either after default in delivery or in sufficient time for the Contractor to meet the delivery schedule

         Any assistance rendered to the Seller on this contract or acceptance by CSC and/or the Government of delinquent goods or services hereunder will be solely for the purpose of mitigating damages and is not to be construed as an intention on the part of CSC and/or the Government to condone any delinquency, or as a waiver of any rights CSC and/or the Government may have under this contract.

F.7      NOTICE TO CSC OF DELAYS

         In the event the Subcontractor encounters difficulty in meeting performance requirements, or when the Subcontractor anticipates difficulty in complying with the contract delivery schedule or completion date, or whenever the Subcontractor has knowledge that any actual or potential situation is delaying or threatens to delay the timely performance of this subcontract, the Subcontractor shall immediately notify CSC's Subcontractor Technical Monitor and the Subcontract Administrator, in writing, giving pertinent details. However, this data shall be informational only in character and this provision shall not be construed as a waiver by CSC and/or the Government of any delivery schedule or date, or any rights or remedies provided by law or under this subcontract.

                                    SECTION G
                         SUBCONTRACT ADMINISTRATION DATA

G.1      GENERAL

         At a minimum, the following paragraphs shall apply to all Subcontract Task Orders issued under this subcontract. Additional subcontract administration data may be specified in each Subcontract Task Order.

G.2      INVOICE INSTRUCTIONS AND PAYMENT ADDRESS

         The following invoice instructions apply to all Subcontractor Task Orders (STOs) awarded pursuant to this Subcontract:

         a) Non-Labor Invoices shall be submitted against this Subcontract Agreement on a monthly basis and must be received by Buyer no later than the 8th working day of the month following the month during which the work was performed. When received by the 8th working day of each month, Buyer will pay the Seller no later than forty-five (45) calendar days after receipt of a correct and properly executed invoice. All invoices submitted, except FFP (for T&M and CPAF labor see below), shall be signed and approved by an authorized official of the Seller who shall certify that the invoiced amounts are indeed accurate and that Seller has in its possession records for all direct and indirect costs expended that substantiate all invoices submitted to Buyer for payment. Invoices for services received must be provided no later than 90 days after delivery of services. Invoices received after that date will not be considered for payment.

         b) Such records shall be made available for audit by cognizant Government agencies upon request at any time from the date of this Subcontract Agreement until three (3) years after final payment hereunder.

         c) Seller shall comply with all provisions of FAR 52.216-7, "Allowable Cost and Payment", and FAR 52.232-7, "Payments under Time and Materials and Labor-Hour Contracts", as identified in each STO issued hereunder.

         d)       All original invoices must be delivered to:


                  Computer Sciences Corporation
                  U.S. Shared Service Center
                  Accounts Payable, Mail Code 411
                  P.O. Box 1728 Sterling, VA 20166-9514

                  OR

                  e-mailed to APWorkflow@csc.com. If you choose to send the invoice to the e-mail address DO NOT forward a hard copy to the P.O. Box referenced above.

         Each original invoice must have the following information clearly printed on the first page of the invoice:

         o        A valid CSC provided Purchase Order number
         o An invoice number that is unique (not repeated on an other invoice received from the subcontractor)

Invoices should only reference one CSC Purchase Order number per invoice (i.e.,: summary billing is not acceptable)

         e) In order to comply with the Taxpayer Relief Act of 1997, The Seller shall separately subtotal taxable services and nontaxable materials and supplies on each invoice. If subtotals are not specified on the invoices, CSC will presume that the entire invoice amount is reportable and will be shown on the Form 1099-MISC generated by CSC and provided to the Seller and Internal Revenue Service.

         f) All other terms and conditions regarding invoicing or payments remain unchanged to the extent they do not conflict with this clause. In the event of a conflict between such other term or condition and this clause, the terms of this clause shall have precedence.

         INVOICE INSTRUCTIONS FOR FFP TYPE STOS

1. Separate invoices shall be submitted for each STO issued to the Seller upon successful completion of (1) the billing milestones identified in a STO pursuant to FAR 52.232-16, "Progress Payments", or (2) in accordance with an Invoice Payment Schedule specified in each STO issued hereunder, as applicable.

2. For FFP STOs where Progress Payments have been identified, the Subcontractor will submit invoices in equal amounts as specified in each STO, with payments to be made as follows:

         a) Approval of invoices will be subject to the receipt and acceptance, by CSC of the associated monthly task reports.

         b) Approval of final invoice(s) shall be subject t the receipt and acceptance of the final task report, final patent report (if applicable) and final new technology report (if applicable).

3. For FFP STOs where an Invoice Payment Schedule has been specified, invoices shall be submitted upon successful completion of the milestones identified in the Payment Schedule identified in the STO.


         INVOICE INSTRUCTIONS FOR T&M TYPE STOS

1. The Seller is not required to submit invoices for labor under T&M STOs. Instead, the Seller shall be paid through the Buyer's "Subcontractor Information Management System" (SIMS) which uses the data entered into the Buyer's "Time Entry System" (TES) as described in Article G.11, Labor Reporting.

2. For T&M STOs, resumes must have received approval by CSC prior to entering any labor hours into TES, for that Subcontractor employee. By entering the hours worked into TES and approving the hours in TES, for each of the Subcontractor's employees, the Subcontractor certifies that the hours entered are complete and accurate and that the Subcontractor has in its possession, records for substantiating all hours reported to CSC. The Subcontractor also certifies that the individual(s) billed to each STO meet the labor category qualifications cited in Attachment ___ of the Subcontract Agreement.

3. The Seller is required to submit invoices for Materials/ODCs incurred under each STO on a monthly basis in hardcopy, in accordance with the provisions of FAR 52.232-07, "Payments Under Time and Materials and Labor-Hour Contracts", except that withholding of five percent (5%) shall be waived.

4. Invoices submitted for reimbursement of Materials/ODCs shall be itemized and may be invoiced at cost plus a material handling rate (or G&A), as approved by the Subcontractor's cognizant auditor and CSC, on both a current and cumulative basis. Profit/fee on Materials/ODCs is not allowable. Actual receipts are not required, but must be maintained by the Subcontractor for audit purposes to substantiate the amounts being invoiced. The Subcontractor shall comply with all government travel regulations in effect at the time of travel, and no costs will be allowable which exceed any such regulations and limits. CSC shall have the right to request an audit or verification of expenses from DCAA of any related and supporting detail for the above items.

5. Subcontractor shall certify by signing the Position designation Determination Form, or other form as required by CSC Management or the INS STARS Customer, each individual billed to an INS STARS Position Category meet the requirements of the Position category, as defined within the Task Order or Subcontract with CSC. At any time during the performance of the subcontract, should an individual later be determined to have not met the Position category qualification requirements, CSC shall be reimbursed for any monies paid to the Subcontractor.

         e)       6. Sample Invoice (Page Insert)


(PAGE INSERT) SAMPLE INVOICE

                                                  COMPUTER SCIENCES CORPORATION
                                                    SYSTEMS SCIENCES DIVISION
                                                     15245 SHADY GROVE ROAD
                                                    ROCKVILLE, MARYLAND 20850


INVOICE
  #XX
FOR SERVICES PROVIDED FROM MM/DD/YY THROUGH MM/DD/YY


                                                    RE:(INSERT COMPANY NAME)
                                                  SUBCONTRACT NO. ____________
                                                SUBCONTRACT TASK ORDER NO.______



---------------------------------------------------------------------------------------------------------------------------------
                                      CURRENT                                                         CUMULATIVE

Labor                                           Labor      Total Hours Total Amount     Total         Total
Code      Employee Name   Labor Description      Rate                                   Hours        Amount

                                            $        -     0.0         $        -    0.0          $        -
                                            $        -     0.0         $        -    0.0          $        -
                                            $        -     0.0         $        -    0.0          $        -
                                            $        -     0.0         $        -    0.0          $        -
                                            $        -     0.0         $        -    0.0          $        -
                                            $        -     0.0         $        -    0.0          $        -
                                            $        -     0.0         $        -    0.0          $        -
                                            $        -     0.0         $        -    0.0          $        -
                                            $        -     0.0         $        -    0.0          $        -
                                            $        -     0.0         $        -    0.0          $        -
                                            $        -     0.0         $        -    0.0          $        -
                                            $        -     0.0         $        -    0.0          $        -
                                            $        -     0.0         $        -    0.0          $        -
                                            $        -     0.0         $        -    0.0          $        -

---------------------------------------------------------------------------------------------------------------------------------
Total Labor                                                0.0         $        -    0.0          $        -

           TRAVEL DETAIL                                                                 MEALS/       CURRENT     CUMULATIVE TOTAL
             EMPLOYEE       Destination         Dates        AIRFARE      HOTEL       INCIDENTALS      TOTAL

                                            MM/DD-MM/DD    $        -    $        -    $        -    $        -
                                                           $        -    $        -    $        -    $        -
                                                           $        -    $        -    $        -    $        -
                                                           $        -    $        -    $        -    $        -
                                                           $        -    $        -    $        -    $        -
                                                           $        -    $        -    $        -    $        -
                                                           $        -    $        -    $        -    $        -
                                                           $        -    $        -    $        -    $        -

          SUBTOTAL TRAVEL                                  $        -    $        -    $        -    $        -
          TOTAL TRAVEL
                                                          =======================================================================
                                                                                       $        -    $        -


              OTHER DIRECT COST DETAIL                 DATES                                         CURRENT       Cumulative
                    DESCRIPTION                    MM/DD-MM/DD                                        TOTAL           Total

                                                                                                  $        -
                                                                                                  $        -
                                                                                                  $        -
                                                                                                  $        -
                                                                                                  $        -

          SUBTOTAL ODCS                                                                           $        -
                                                                                                  ============= =================
          TOTAL ODCS                                                                              $        -    $        -


          TOTAL INVOICE AMOUNT              $        -                               TOTAL CUMULATIVE AMOUNT    $        -
                                            --------------                                                      ---------------

                  "_______________________________ (insert Company Name) hereby certifies that each individual(s) billed to a labor category cited on this invoice meet the qualifications of said labor category, as defined within its subcontract with CSC.
                  -------------------------------             ------------------------------
                                    Signature                                          Title

G.3      SUBCONTRACT MANAGEMENT

         The administration of the subcontract will require maximum coordination between the Buyer and the Seller. The following individuals will be the Buyer's points of contact during the performance of the subcontract.

         Designate below is the person(s) who may be contacted for action on matters pertaining to the administration of the Subcontract for both CSC and Seller.

         COMPANY:                  ERGO Systems, Inc. (Seller)
         NAME                      Michael Curran
         TITLE:                    Chief Technical Officer
         Telephone No.             401-453-3595 x102
         E mail                    curran@marklandtech.com
                                   -------------------------
         (Hereinafter referred to as Subcontractor, Offeror, or Seller)

         COMPANY:                  Computer Sciences Corporation (CSC) (Prime)
         NAME                      Michael R. Stevenson
         TITLE:                    Senior Subcontracts Administrator
         Telephone No.: 703-279-3582               Facsimile: 703-279-3505
         E mail: mstevenson@csc.com
         (Hereinafter also referred to as CSC, Prime, Contractor, or Buyer)


         CSC may, by written notice to the Seller, change such Subcontract Administrator at any time. If the Seller complies with any other direction, interpretation, approval, disapproval, conditional approval, or determination, written or oral, from someone other than CSC's Subcontracts Administrator stated above, except as provided in G.3, it shall be at the Seller's risk and CSC shall not be liable for any increased costs, delay in performance or contract non-performance by the Seller. All written direction received by the Subcontractor from CSC shall be acknowledged by Subcontractor's signature and returned to CSC's Subcontract Administrator within Three (3) working days of receipt by Seller.


         (a)      Subcontract Administrator
                  -------------------------

                  All subcontract administration will be effected by the Subcontract Administrator (SA), or designee. Communications pertaining to contractual administrative matters will be addressed to the SA with a copy to the Business Management Office (BMO), Business/Contracts Manager. The word "Buyer" as used throughout this contract or its attachment refers specifically to the SA. The SA is the only person authorized to approve changes in any of the requirements of this contract, and notwithstanding any provisions contained elsewhere in this contract, said authority remains solely with the SA. No changes or deviation from the scope of work shall be effected without a written modification to the subcontract executed by the SA authorizing such changes. Should schedule conditions warrant a "rapid reaction", the SA may issue a verbal authorization to initiate work. Should this occur, written confirmation shall be provided to the Seller within five (5) calendar days following the verbal authorization to proceed.


         (b)      Subcontract Administrator Technical Representative (SATR)
                  ---------------------------------------------------------

                  The performance of work required herein shall be subject to the technical direction of the Subcontract Administrator's Technical Representative (SATR) or the designee specified in each Subcontract Task Order with respect to technical matters pertaining hereto. As used herein, "Technical Direction" is direction to the Seller that fills in details, suggests possible lines of inquiry, or otherwise supplements the scope of work. "Technical Direction" must be confined to the general scope of work set forth herein and shall not constitute a new assignment, nor supersede or modify any other clause of this contract. To be valid, technical direction:

                  o Must be issued in writing consistent with the general scope of work set forth in the contract;

                  o Shall not change the expresse terms, conditions, or specifications incorporated into this contract;

                  o Shall not constitute a basis for extension to the contract delivery schedule or contract price

         The SATR or designee is authorized to:

                  o        Act as liaison to coordinate Seller/Buyer activities;

                  o Arrange for and coordinate th use of Buyer resources (personnel, space, documents, etc.);

                  o Provide technical guidance in the performance of the contract;

                  o Receive, review, and approve or accept (but not reject) services and products delivered under the contract;

                  o Certify invoices/vouchers for payment based on the acceptance of products and/or services delivered;

                  o        Evaluate and report on Seller performance; and

                  o Perform other technical functions to facilitate the administration of the contract.

                  In accordance with the Inspection and Acceptance clause in Section E, the authority to reject deliverables or deny payments under the contract rests with the Subcontract Administrator.

                  The SATR or designee does not have the authority to alter the Seller's obligations under the contract, direct changes that fall within the purview of the clause entitled "Changes", and/or modify any of the expressed terms, conditions, specifications, or cost of the contract. If as a result of technical discussions, it is desirable to alter/change contractual obligations or the Subcontract Task Order, the SA shall issue such changes in writing.

                  The SATR to be assigned cognizance of the subcontract will be identified at time of the award of the subcontract.

         (c)      The Subcontract Task Monitor (STM).
                  -----------------------------------

                  The Subcontract Task Monitor will be designated with a task order award to monitor and coordinate all technical aspects and assist in the administration of individual Subcontract Task Orders.

                  Only the STM and SATR are authorized to provide technical direction to the Seller, and such direction must be within the scope described herein

         (d)      Technical Direction
                  -------------------

                  Performance of work under this Subcontract shal be in compliance with the Statement of Work and any approved Subcontract Task Orders.

                  All technical direction shall be within the scope of the Subcontract and the Subcontract Task Order. No oral statements of any person whosoever will in any manner or degree modify or otherwise affect the terms of this Subcontract. Technical coordination shall not result in any action that:

                  a. constitutes an assignment of additional work outside the SOW or the Subcontract Task Order,

                  b. constitutes a change as defined in the contract clause entitled "Changes" for Firm Fixed Price, Time and Material and Cost Reimbursement contracts,

                  c. causes an increase in the total Subcontract ceiling, task order price, or the time required for contract or Subcontract Task Order performance,

                  d. changes any of the expressed terms, conditions or specifications of the Subcontract or Subcontract Task Order, or

                  e. interferes with the Seller's right to perform the terms and conditions of the contract.

G.4      ORDERING

         The INS will issue Request for Task Order Proposals to the Buyer. The Buyer will be responsible for submitting a competitive Task Order Proposal. The Seller will support the preparation of the proposal to the appropriate extent. The Seller will also support the Task Order Planning Process which forms the basis for Task Order Management. Upon award to the Buyer by the INS, the Buyer will issue a Subcontract Task Order according to the following Process:

         a) Within the scope of the Statement of Work identified in Section C and Attachment I, the Subcontracts Administrator will issue written Subcontract Task Orders to the Seller. Individual task(s) will be communicated to the Seller by Subcontract Task Order documents wherein the work to be performed is described in terms of scope, deliverables, schedule, milestones, and funding. The procedure for establishing tasks will be as follows:

                  Each task statement will:

                  (i) State the specific requirements and objectives of the task.
                  (ii)     List appropriate reference material
                  (iii)    State task accomplishment schedule
                  (iv) Identify data requirements (v) Identify a specific Buyer Task Monitor who will be the technical point of contact for the Subcontract Task Order.
                  (vi) Specify the CSC WBS/cost account numbers to be charged for the work
                  (vii) Specify what reports if any, that will be required of the subcontractor
                  (viii)   Specify allowable management functions
                  (ix)     Specify allowable ODCs

         b) Upon receipt of the task statement, the Seller shall meet with the Buyer to develop jointly a plan for the budget and execution of the task. Seller shall then submit a cost (or price for a FFP Subcontract Task Order) proposal consisting of the time-phased monthly full-time equivalent staff and cost to complete the work in each CSC cost account. In addition, the proposal shall include, for the overall task, the man-hour requirements (by category of skill), and costs, to complete the task. The proposal shall identify and provide rationale for all non-labor cost elements (allowed by the Subcontract Task Order and required for the task performance. After review, evaluation, negotiation, subsequent acceptance of the proposal, the Seller(s) will be authorized by a Subcontract Task Order/modification, to proceed with the work either as proposed or identified by Buyer. Note that Subcontract Task Order Proposal development costs are not recoverable.

         c) Buyer will decide the mix of effort by each Seller(s) for every Task Order and issue appropriate Subcontract Task Orders. This mix will depend on the nature of the work, recognition as experts, leaders, or niche area expertise, small business concerns and/or extent of any Organizational Conflict of Interest limitations. In the case of relatively high dollar value requirements, it is likely that more than one team member will be utilized. Team members will be aware of their participation prior to award of any individual member Subcontract Task Order.

         d) The Seller is not authorized to commence task performance prior to issuance of the Subcontract Task Order by the Subcontract Administrator as outlined in Section G.3 above. Any work performed not at the specific direction of the Buyer's Subcontract Administrator is solely at the Seller's risk and the Buyer is not obligated to reimburse Seller for such work.

         e) All Subcontract Task Orders are subject to the terms and conditions of this Agreement. In the event of conflict between a Task Order and this Agreement, the Agreement shall control.


G.5      MODIFICATION/WAIVER

         No modification of this Agreement (including any additional or different terms of the Seller) shall be binding on Buyer unless agreed to in writing and signed by Buyer's Subcontracts Administrator. No course of dealing or failure by Buyer to strictly enforce any term right or condition of this Agreement shall be construed as a waiver of such term, right or condition.


G.6      SEVERABILITY

         If any provision of this Agreement is or becomes void or unenforceable by force or operation of law, the other provisions shall remain valid and enforceable.

G.7      DEFAULT

         Seller is in default upon the occurrence of any one or more of the following: (1) Seller fails to make delivery of supplies or fails to perform the services within the time specified in this order; (2) Seller fails to perform in accordance with the provisions of this order; or (3) Seller so fails to make progress as to endanger performance of this order in accordance with its terms. In these cases, Buyer shall, in writing, provide a ten (10) day period (or more if authorized in writing by the Buyer) within which Seller may cure its default prior to Buyer's terminating the order for default.


G.8      REMEDIES FOR DEFAULT

         Buyer, by written notice to Seller, may terminate this order, in whole or in part, if Seller is in default. Upon such termination, Buyer may procure, upon such terms as it shall deem appropriate, supplies similar to those so terminated, in which case Seller shall continue performance of this order to the extent not terminated and shall be liable to Buyer for any excess cost for such similar supplies. As an alternate remedy, and in lieu of termination for default, Buyer, at its sole discretion, may elect (1) to extend the contract delivery schedule, and/or (2) to waive other deficiencies in Seller's performance, in which case an equitable reduction in the Purchase Order price shall be negotiated. If the failure to perform is caused by the default of a Subcontractor at any tier and if such default arises out of causes beyond the control of both Seller and Subcontractor and without the fault or negligence of either of them, Seller shall not be liable for any excess costs for the failure to perform, unless the supplies or services to be furnished by Subcontractor were obtainable from other sources in sufficient time to permit Seller to meet the required delivery schedule. The rights and remedies of the Buyer provided in this clause shall not be exclusive and are in addition to any other rights and remedies provided by this order or by law or equity. Failure of Buyer to insist on strict performance shall not constitute a waiver of any of the provisions of this order or waiver of any other default of Seller.

G.9      ORDER OF PRECEDENCE

         The rights and obligations of the parties hereto shall be subject to and governed by PARTS I through IV of this Subcontract. To the extent of any inconsistency between the Sections in PART I, "The SCHEDULE" they shall be resolved in writing by mutual agreement of the parties. As to any inconsistency between the other PARTS or any specifications or other provisions which are made a part of this Subcontract by reference or otherwise, the inconsistency shall be resolved by giving precedence in the following order: a) Section I-Contract Clauses; b) Subcontract Task Order(s) with it's SOW; c) Section C, SOW; d) Other Section J Attachments in order; e) Section K; f) Subcontractor's RFP responses. If any provision(s) of this Subcontract becomes void or unenforceable by force of operation of law, the remaining provisions shall remain valid and enforceable.


G.10     HOLIDAYS AND BILLABLE TIME

         (a) Authorized holidays for subcontractor personnel performing work at a government site shall correspond with government holidays. Regular government holidays are as follows:

                  New Year's Day                        Labor Day
                  Martin Luther King Jr.'s Birthday     Columbus Day
                  President's Day                       Veteran's Day
                  Memorial Day                          Thanksgiving Day
                  Independence Day                      Christmas Day


         (b) Authorized holidays for subcontractor personnel performing work at the Buyer's site shall correspond with the Buyer's holidays. Regular Buyer holidays are as follows:

                  New Year's Day                        Labor Day
                  President's Day                       Thanksgiving Day
                  Memorial Day                          Day after Thanksgiving
                  Independence Day                      Christmas Day
                                                        Day after Christmas
                                                        (tentative)

         (c) BILLABLE TIME. Billable hours consist of the number of normal work hours that services are actually performed. Billable hours do not include:

                  1) the number of normal work days that contractor personnel are not permitted to work because of lack of security clearance or proper identification required under the terms of the contract, even though such personnel might otherwise be available for work on those days, unless such delays are caused by the Government;

                  2) the number of normal work days that subcontractor personnel are not available for work;

                  3) the number of normal work days that services were not performed or were NOT AVAILABLE because of security reasons, voluntary resignation, death, incapacity, illness, vacation or removal by the subcontractor of subcontractor personnel. Additionally, the contractor shall not be paid for labor incurred by contractor personnel assigned to OCONUS Government installations when said Government installations are closed for holidays not recognized by the contractor. These subcontractor personnel shall not be required by the Government to work on such holidays.

                  4) the number of normal work days during which subcontractor personnel are detained after capture by hostile forces or persons as prisoners or hostages or otherwise; but this paragraph shall not prevent payment from being made pursuant to Chapter 12, title 42 of the U.S. Code Section 1701 through 1717 as amended;

                  5) travel time to and from job assignment for leave or holidays.

G.11     LABOR REPORTING-TES

         TES is an Interactive Voice Response System (IVRS) developed by CSC Corporate MIS to record hours worked. TES will be provided by CSC and is required for all Subcontractors on the INS Stars Program. All time for a given week must be entered into the system no later then 3 PM on each Friday and will include any hours worked beginning from 12:01am the previous Saturday morning. The CSC TM will coordinate appropriate training in the use of TES. The Subcontractor will select an individual to approve the time recorded by Subcontractor Personnel in TES weekly - not later than 5pm each Friday. CSC personnel will verify the time charged by Subcontractor Personnel. Corrections to already approved hours are to be done on a Subcontractor Correction Request form and signed/approved, in ink by the Subcontractor and submitted to the CSC Technical Monitor. If the Subcontractor has any problems/issues with labor hours submitted into TES, CSC must be notified within 30 days or risk being paid for the labor hours in question.

         Time entry will include a multi character Project Code and a multi character Assignment Code based upon the CSC WBS. TES shall provide electronic files for the Subcontractor. The files shall contain the labor information entered. In addition, an associated hardcopy of the information for each organization shall also be provided.

         Payment will be made to the Subcontractor based on APPROVED TES data, in accordance with the invoice instructions of this subcontract.

                                    SECTION H
                               SPECIAL PROVISIONS

H.1      CONFLICT OF INTEREST (FAR 9.5)

         It is understood and agreed that the Seller, under the terms of this Subcontract, or through the performance of the Statement of Work made a part of this Subcontract, is neither obligated nor expected to deliver or provide material or perform work, which will place the Seller in an Organizational Conflict of Interest, which could serve as a basis for excluding the Seller from supplying products or services to the Immigration and Naturalization Service (INS) or other Government agencies. Further, during the course of this contract, the Buyer will not knowingly unilaterally direct the Seller to perform work, in contravention of the above understanding. It will be the Seller's responsibility to identify any situation in which the potential for an Organizational Conflict of Interest exists. However, prior to the execution of any Subcontract Task Order or amendment thereto, if the Subcontract Administrator discerns the potential for an Organizational Conflict of Interest insofar as the work to be performed there under is understood to involve the preparation of a complete specification of materials leading directly, predictably and without delay to a Statement of Work which will be used in the competitive procurement of a system, the Buyer shall notify the Seller, and the parties shall mutually take action to resolve any potential organizational conflict of interest.


H.2      CONFERENCES

         The Buyer's Subcontract Administrator, or his duly authorized representative, may call a conference from time to time as deemed necessary to discuss any phase of performance under the Subcontract. All discussions, problems encountered, solutions reached, and evaluations made during any conference shall be documented in the next Management Level Monthly Progress Report for current reporting period. In any case, such reporting shall not, in and of itself, constitute formal direction to and/or Subcontract Administrator acceptance of the topics discussed.


H.3      TRAVEL

         (a) Official travel of Seller personnel away from their duty station that was not identified in the negotiated Subcontract Task Order shall not be undertaken unless, advance, prior approval has been obtained from the Buyer TM. If travel causes additional costs to the Subcontract Task Order, written approval by the Buyer is REQUIRED.

         (b) The Seller's request for travel shall be in writing and contain the dates, locations, and estimated costs of the travel.

         (c) Cost associated with the Seller's travel shall be in accordance with FAR Part 31.205-46.

H.4      WORK AT A GOVERNMENT SITE

         If the Subcontractor (or any of its subcontractors and their employees) is assigned to work at INS facilities, then the Subcontractor shall comply with the regulations governing access to, operation of, and conduct while in or on the premises. The Subcontractor shall ensure that all work is performed in a manner that does not interrupt or interfere with the conduct of Government business.


H. 5     INSURANCE SCHEDULE

         In accordance with FAR 52.228-7, "Insurance Liability to Third Persons APR 1984," the Subcontractor shall secure, pay the premiums for and keep in force until the expiration of this contract, and any renewal thereof, adequate insurance as provided below, such insurance to specifically include liability assumed by the Seller under this subcontract.

         a. Property damage liability with a limit of not less than $100,000 for each accident.

         b. Automotive bodily injury liability insurance with limits of not less than $200,000 for each person and $500,000 for each accident, and property damage liability insurance, with a limit of not less than $40,000 for each accident.

         Each policy of insurance shall contain an endorsement that any cancellation or material change in the coverage adversely affecting the Buyer's interest shall not be effective unless the insurer or the Seller gives written notice of cancellation or change, as required by the Buyer. When the coverage is provided by self-insurance, the Seller shall not change or decrease the coverage without the Subcontract Administrator's prior approval.

         A certificate of each policy of insurance shall be furnished to the Subcontract Administrator within ten (10) days after notice of award certifying, among other things, that the policy contains the aforementioned endorsement. The insurance company providing the above insurance shall be satisfactory to the Buyer. Notices of policy changes shall be furnished to the Subcontract Administrator.


H.6 NOTIFICATION REQUIREMENTS UNDER TIME AND MATERIAL AND COST REIMBURSEMENT CONTRACTS

         Seller notification requirements for FAR 52.232-20(b) "Limitation of Cost" for CPFF, CPIF and CPAF Subcontract Task Orders, and FAR 52.2327(c) "Payments under Time and Materials and Labor Hours" for T&M Subcontract Task Orders (clauses are in Section I by reference), shall be accomplished only by separate correspondence directed to the Subcontract Administrator with copies to the Subcontract Task Monitor and Business Management Office. No other form of "notification" (e.g., mention in any type of monthly progress or status report) will effect compliance. Further, notification to any individual other than the Buyer's Subcontract Administrator shall not constitute compliance with this requirement.

H.7      PERSONNEL QUALIFICATIONS

         (a) The labor category descriptions in each Task Order or Position Designation Determination Form depict the types of personnel that shall typically be provided by the Seller in support of task orders and are incorporated into this Subcontract.

H.8      KEY PERSONNEL

         (a) The personnel specified as key personnel are considered essential to the work performed under the STARS Program subcontracts. Before diverting the specified individuals to other programs, the Subcontractor shall notify the Subcontract Administrator no less than 30 calendar days in advance and shall submit justification (including the names and resumes of the proposed substitutions) in sufficient detail to permit evaluation of the impact on the program. The proposed substitutions shall possess qualifications equal or superior to those of the key person(s) being replaced. No diversion or substitution shall be made by the Subcontractor without the written consent of the Subcontract Administrator. The list of key personnel set forth in this clause may be amended from time to time during the contract either to add or delete personnel, as appropriate.

                  Substitution or diversion of key personnel shall be handled as specified in the preceding paragraph, with the exception that during the FIRST 180 DAYS of this contract, no key personnel substitutions will be permitted unless such substitutions are necessitated by an individual's sudden illness, death, or termination of employment. In any of these events, the Subcontractor shall promptly notify the Subcontract Administrator and provide the information required by the Key Personnel clause. The Government and CSC reserve the right to identify or require the designation of key personnel on a Subcontract Task Order Task basis during subcontract performance.

H.9      SECURITY

         This document is unclassified; however, the classification of the work to be performed on specific Task Orders issued under this contract may require security clearances. In that event, the Seller will be advised of the requirements in the SOW. The Seller shall follow conscientiously the security requirements identified in the SOW and other guidance that may be established by the Buyer's Subcontract Administrator.

H.9.1    ACCESS TO CLASSIFIED INFORMATION

         Performance of this contract requires that the Contractor, subcontractor(s), vendor(s), etc., (herein known as Seller) require(s) access to classified National Security Information (herein known as classified information). Classified information is Government information, which requires protection in accordance with Executive Order 12958, Classified National Security Information, and supplementing directives.

         The Seller shall abide by the requirements set forth in the DD Form 254, Contract Security Classification Specification, provided in Section J of the subcontract, and the National Industrial Security Program Operating Manual (NISPOM) for the protection of classified information at its cleared facility, if applicable, as directed by the Defense Investigative Service. If the Seller has access to classified information at a Buyer or Government facility, it shall abide by the requirements set by that agency.

H.10     NONDISCLOSURE OF SENSITIVE AND/OR PROPRIETARY DATA

         The Seller recognizes that in the performance of this contract it may receive or have access to certain sensitive information, including information provided on a proprietary basis by carriers, equipment manufacturers and other private or public entities. The Seller agrees to use and examine this information exclusively in the performance of this Subcontract and to take the necessary steps in accordance with Buyer regulations to prevent disclosure of such information to any party outside the Buyer or Buyer designated support contractors possessing appropriate proprietary agreements, as listed in paragraph
         (a) below.

         (a) Indoctrination of Personnel. The Seller agrees to indoctrinate its personnel who have access as to the sensitive nature of the information and the relationship under which the contractor has possession of or access to the information. Seller personnel shall not engage in any other action, venture or employment wherein sensitive information will be used for the profit of any party other than those furnishing the information. The Seller shall restrict access to sensitive/proprietary information to the minimum number of employees necessary for contract performance.

H.11     BUYER FURNISHED EQUIPMENT, INFORMATION OR SERVICES

         (a) It is anticipated that for some Subcontract Tas Orders, Government Furnished Equipment (GFE) will be specified in the individual order (at the discretion of the Buyer) with specified delivery dates. Such equipment will be returned to the Buyer upon the conclusion of the subcontract, as specified in the individual Subcontract Task Order, or as directed in writing by the Buyer's Subcontract Administrator.

         (b) Government Furnished Information (GFI) relevant to the tasks to be performed under this subcontract will be provided to the Seller for use during the performance of the Subcontract Task Order as specified in the orders (at the discretion of the Government or Buyer) with specified delivery dates. These documents will be returned to the Buyer upon the conclusion of the subcontract, as specified in the individual task order, or as directed in writing by the Subcontract Administrator.

         (c) In the case that GFE or GFI are not provided to the Seller by the specified date, the Task Monitor will be immediately notified by the Seller. The Seller will indicate impact and request direction from the Buyer's TM and Subcontract Administrator.

         (d) Sellers are responsible and liable for GFE property in their possession pursuant to FAR 52.2451, 52.2452 and 52.2455, as applicable.

H.12     PUBLICITY

         The Seller shall not be unduly restricted from disclosing to the public the salient details of the contract arrangement as to meet its SEC requirements to report to the public all material events which involve the Seller. In all cases the Seller shall not disclose any confidential or proprietary information pertaining to the Buyer, nor shall it disclose any confidential or proprietary information that pertains to the Department of Homeland Security. On the occasions that the Seller must disclose salient details to its shareholders of this contract, it shall allow the Buyer and or the Department of Homeland Security a period not to exceed 48 hours to review and edit such disclosure material. Those persons authorized to review and edit such disclosure material are the Contract Officers whom represent the Buyer and the Department of Homeland Security.

H.13     EMPLOYMENT OF ILLEGAL ALIENS

         Subject to existing laws, regulations, and Executive Orders and other provisions of this subcontract, illegal or undocumented aliens shall not be employed by the Subcontractor, or subcontractors if applicable, to work on, under, or with this contract. The Subcontractor shall ensure that this provision is expressly incorporated into any and all subcontracts or subordinate agreements issued in support of this subcontract.

H.14     DISPUTES

         (a) If a decision on any question of fact or law is made by the Government's Contracting Officer and such question of fact or law is also related to this Subcontract, said decision, if binding on Buyer under the Prime Contract, shall in turn be binding on Buyer and Seller insofar as it relates to this Subcontract. If Buyer elects to appeal such a decision pursuant to the "Disputes" clause in the Prime Contract, any decision on such an appeal with respect to such question of fact or law, if binding on Buyer under the Prime Contract, shall in turn be binding on Buyer and Seller insofar as it relates to this Subcontract. If Buyer elects not to appeal such decision pursuant to the "Disputes" clause in the prime contract, Buyer shall promptly notify Seller and Subcontract may exercise it rights under paragraph (e) below.

         (b) If Seller is otherwise affected by any decision made by any representative of the Government on any question of fact or law arising under the Prime Contract that is also related to this Subcontract, from which an appeal under the "Disputes" clause of the Prime Contract is not available, said decision, if binding on Buyer under the Prime Contract, shall in turn be binding on Buyer and Seller insofar as it relates to this Subcontract. If Buyer elects to bring suit against the Government with respect to such decision, a final judgment in any such suit, if binding on Buyer under the Prime Contract, shall in turn be binding on Buyer and Seller insofar as the question decided relates to this Subcontract. If Buyer elects not bring suit against the Government with respect to such decision, Buyer shall promptly notify Seller, and Seller may exercise its right under paragraph (e) below.

         (c) If Buyer or Seller brings any such appeal or suit as allowed in paragraphs (a) and (b) above, the other party, at its own expense, shall assist in the prosecution thereof in every reasonable manner and shall be afforded reasonable opportunity to participate in the prosecution thereof to the extent such party's interests may be affected.

         (d) If as a result of any decision or judgment that is binding on Seller and Buyer, as provided above, Buyer is unable to obtain payment from the Government under the Prime Contract for services, or is required to refund or credit to the Government, any amount Buyer has paid Seller, Seller shall, on demand, promptly repay such amount to Buyer, insofar as it relates to this subcontract.

         (e) Any dispute arising under this Subcontract that is not covered by paragraph (a) or (b) above and which is not settled by agreement of the parties shall be decided by Buyer. Such decision shall be reduced to writing and a copy thereof furnished to Seller. If Seller disagrees with Buyer's decision, Seller shall notify Buyer within thirty (30) days after receipt of such copy. In the absence of such notice, such decision shall be final. If such notice is given by Seller, Seller may proceed to have the dispute settled through appropriate legal action. If Seller proceeds with litigation and, prior to trial, one or more of the questions of fact or law become the subject of a decision covered by paragraph (a) or (b) above, such questions shall be determined in accordance with this clause and the litigation shall be terminated as to such questions.

         (f) Pending any decision, appeal, or judgment referred to in paragraph (a) or (b) above, Seller shall proceed diligently with performance of this Subcontract unless Buyer otherwise specifies in writing.

         (g) The rights and obligations described in this clause shall survive completion and final payment of this Subcontract.

         (h) Nothing contained in this subcontract shall be construed to obligate the Government contracting officer to deal directly with the Seller, or to make the results, of arbitration, judicial determination, or voluntary settlement between Buyer and the Seller binding on the Government.

H.15     NO HIRE CLAUSE

         Buyer and Seller agree that during the period that this agreement is in force, including extensions or modifications thereto, and for an additional 12 months following this period, neither Buyer nor the Seller will actively recruit, or solicit permanent employees of either company, or the employees of any of the other Subcontractors; who are on active payroll status and are currently participating in this Program, without the prior written approval of the party whose employee is being considered for employment. This does not prohibit any employee from responding to or pursuing employment opportunities through normal media channels, i.e. newspapers, professional journals, etc. so long as it is not an attempt to avoid the intent of the above restriction.

H.16     PATENT INDEMNITY, GENERAL INDEMNITY

         Each party agrees to defend and hold harmless the other party, Buyer's customer and those for whom Buyer may act as an agent from all loss or damage by reason of any and all actions or proceedings charging infringement of any patent, trademark or copyright by reason of sale or use of any services/data furnished hereunder by each party. Each party agrees to indemnify and hold the other party harmless from all loss, costs or damages arising out of the negligent acts and/or omissions of any of the other's employees, agents or representatives.

H.17     ASSIGNMENT

         Seller shall make no assignment of technical responsibilities, monies due or to become due hereunder without the prior written permission of Buyer. However, nothing contained herein will prohibit Seller from assigning monies due or to become due to a bank, trust company, or other accredited financial institution, in which event a copy of each such assignment will be filed with Buyer before the assignment will have any force or effect.


H.18     APPROVED SUBCONTRACTING PLAN

         Not Applicable: No 2nd Tier Subcontracting is authorized under this
         -------------------------------------------------------------------
         Subcontract.
         ------------

H.19     SUBCONTRACTS REPORTING

         Not Applicable: No 2nd Tier Subcontracting is authorized under this
         -------------------------------------------------------------------
         Subcontract.
         ------------

H.20     LIQUIDATED DAMAGES--SUBCONTRACTING PLAN - RESERVED


H.21     CHOICE OF LAW

         This Agreement and performance hereunder shall be interpreted in accordance with, and governed by, the laws of the State of Maryland.

H.22     YEAR 2000 WARRANTY--COMMERCIAL SUPPLY ITEMS

         The Contractor warrants that each hardware, software, and firmware product delivered under this contract shall be able to accurately process date data (including, but not limited to, calculating, comparing, and sequencing) from, into, and between the twentieth and twenty-first centuries, including leap year calculations, when used in accordance with the product documentation provided by the Contractor, provided that all listed or unlisted products (e.g., hardware, software, firmware) used in combination with such listed product properly exchange date data with it. If the contract requires that specific listed products must perform as a system in accordance with the foregoing warranty, then that warranty shall apply to those listed products as a system. The duration of this warranty and the remedies available to the Government for breach of this warranty shall be as defined in, and subject to, the terms and limitations of the Contractor's standard commercial warranty or warranties contained in this contract, provided that notwithstanding any provision to the contrary in such commercial warranty or warranties, the remedies available to the Government under this warranty shall include repair or replacement of any listed product whose non-compliance is discovered and made known to the Contractor in writing within ninety (90) days after acceptance. Nothing in this warranty shall be construed to limit any rights or remedies the Government may otherwise have under this contract with respect to defects other than Year 2000 performance.


H.23     YEAR 2000 WARRANTY--NON-COMMERCIAL SUPPLY ITEMS

         The Contractor warrants that each non-commercial item of hardware, software, and firmware delivered or developed under this contract shall be able to accurately process date data (including, but not limited to, calculating, comparing, and sequencing) from, into, and between the twentieth and twenty-first centuries, including leap year calculations, when used in accordance with the item documentation provided by the Contractor, provided that all listed or unlisted items (e.g., hardware, software, firmware) used in combination with such listed item properly exchange date data with it. If the contract requires that specific listed items must perform as a system in accordance with the foregoing warranty, then that warranty shall apply to those listed items as a system. The duration of this warranty and the remedies available to the Government for breach of this warranty shall be as defined in, and subject to, the terms and limitations of any general warranty provisions of this contract, provided that notwithstanding any provision to the contrary in such warranty provision(s), or in the absence of any such warranty provision(s), the remedies available to the Government under this warranty shall include repair or replacement of any listed item whose non-compliance is discovered and made known to the Contractor in writing within ninety (90) days after acceptance. Nothing in this warranty shall be construed to limit any rights or remedies the Government may otherwise have under this contract with respect to defects other than Year 2000 performance.

                                     PART II
                          SECTION I - CONTRACT CLAUSES

Unless otherwise noted, all clauses bear the effective date of April 1984.

I.1      52.252-2 CLAUSES INCORPORATED BY REFERENCE (JUN 1988)

This contract incorporates the following clauses by reference, with the same force and effect as if they were given in full text. Upon request, the Subcontract Administrator will make their full text available. The following Federal Acquisition Regulations (FARs) and agency FAR Supplement clauses are incorporated herein by reference and made a part hereof, except to the extent modified below by a numbered note(s). The FAR and FAR Supplement clauses are the versions in effect as of the date of the prime contract. Except as may be expressly otherwise provided below in each of such clauses, "Contractor" shall mean "Seller"; "Subcontractor" shall mean "Seller's subcontractor"; and "Contract" shall mean "this Agreement." "Contracting Officer" shall mean the Contracting Officer of the Government prime contractor unless otherwise specified. Not withstanding any provisions of the foregoing, all audit rights are reserve for Federal Government.

1.2

FAR REFERENCE                                     TITLE                                                  DATE
----------------------- --------------------------------------------------------------------------- -------------------
52.202-1                Definitions                                                                 OCT 1995
----------------------- --------------------------------------------------------------------------- -------------------
52.203-3                Gratuities                                                                  APR 1984
----------------------- --------------------------------------------------------------------------- -------------------
52.203-5                Covenant Against Contingent Fees                                            APR 1984
----------------------- --------------------------------------------------------------------------- -------------------
52.203-6                Restrictions on Subcontractor Sales to the Government                       JUL 1995
----------------------- --------------------------------------------------------------------------- -------------------
52.203-7                Anti-Kickback Procedures                                                    JUL 1995
----------------------- --------------------------------------------------------------------------- -------------------
52.203-8                Cancellation, Recession, and Recovery of Funds for Illegal or Improper      JAN 1997
                        Activities
----------------------- --------------------------------------------------------------------------- -------------------
52.203-10               Price or Fee Adjustment for Illegal or Improper Activity                    JAN 1997
----------------------- --------------------------------------------------------------------------- -------------------
52.203-12               Limitation on Payments to Influence Certain Federal Transactions            JAN 1990
----------------------- --------------------------------------------------------------------------- -------------------
52.204-2                Security Requirements                                                       AUG 1996
----------------------- --------------------------------------------------------------------------- -------------------
52.204-4                Printing/Copying Double-Sided on Recycled Paper                             JUN 1996
----------------------- --------------------------------------------------------------------------- -------------------
52.209-6                Protecting the Government's Interest when Subcontracting with               JUL 1995
                        Contractors Debarred, Suspended or proposed for Debarment
----------------------- --------------------------------------------------------------------------- -------------------
52.215-2                Audit-Negotiation                                                           AUG 1996
----------------------- --------------------------------------------------------------------------- -------------------
52.215-22               Price Reduction for Defective Cost or Pricing Data                          OCT 1995
----------------------- --------------------------------------------------------------------------- -------------------
52.215-23               Price Reduction for Defective Cost or Pricing Data-Modifications            OCT 1995
----------------------- --------------------------------------------------------------------------- -------------------
52.215-24               Subcontractor Cost or Pricing Data                                          OCT 1995
----------------------- --------------------------------------------------------------------------- -------------------
52.215-25               Subcontractor Cost or Pricing Data -Modifications                           OCT 1995
----------------------- --------------------------------------------------------------------------- -------------------


                                       32

FAR REFERENCE                                     TITLE                                                  DATE
----------------------- --------------------------------------------------------------------------- -------------------
52.215-26               Integrity of Unit Prices                                                    JAN 1997
----------------------- --------------------------------------------------------------------------- -------------------
52.215-27               Termination of Defined Benefit Pension Plans                                MAR 1996
----------------------- --------------------------------------------------------------------------- -------------------
52.215-30               Facilities Capital Cost of Money                                            SEP 1987
----------------------- --------------------------------------------------------------------------- -------------------
52.215-33               Order of Precedence                                                         JAN 1986
----------------------- --------------------------------------------------------------------------- -------------------
52.215-39               Reversion or Adjustment of Plans for Post-Retirement Benefits Other         MAR 1996
                        than Pensions (PRB)
----------------------- --------------------------------------------------------------------------- -------------------
52.215-40               Notification of Ownership Changes                                           FEB 1995
----------------------- --------------------------------------------------------------------------- -------------------
52.216-7                Allowable Cost and Payment                                                  MAR 1997
----------------------- --------------------------------------------------------------------------- -------------------
52.216-8***             Fixed Fee                                                                   MAR 1997
----------------------- --------------------------------------------------------------------------- -------------------
52.219-8                Utilization of Small, Small Disadvantaged and Women-Owned Small             OCT 1995
                        Business Concerns
----------------------- --------------------------------------------------------------------------- -------------------
52.219-9                Small, Small Disadvantaged and Women-Owned Small Business                   AUG 1996
                        Subcontracting Plan - Alternate II (MAR 1966)
----------------------- --------------------------------------------------------------------------- -------------------
52.219-14               Limitations of Subcontracting                                               DEC 1996
----------------------- --------------------------------------------------------------------------- -------------------
52.219.16               Liquidated damages - Subcontracting Plan                                    OCT 1995
----------------------- --------------------------------------------------------------------------- -------------------
52.222-1                Notice to the Government of Labor Disputes                                  FEB 1997
----------------------- --------------------------------------------------------------------------- -------------------
52.222-2                Payment of Overtime Premiums                                                JUL 1990
----------------------- --------------------------------------------------------------------------- -------------------
52.222-3                Convict Labor                                                               AUG 1996
----------------------- --------------------------------------------------------------------------- -------------------
52.222-4                Contract Work Hours and Safety Standards Act -- Overtime                    JUL 1995
                        Compensation
----------------------- --------------------------------------------------------------------------- -------------------
52.222-26               Equal Opportunity                                                           APR 1984
----------------------- --------------------------------------------------------------------------- -------------------
52.222-28               Equal Opportunity Preaward Clearance of Subcontracts                        APR 1984
----------------------- --------------------------------------------------------------------------- -------------------
52.222-35               Affirmative Action for Special Disabled and Vietnam Era Veterans            APR 1984
----------------------- --------------------------------------------------------------------------- -------------------
52.222-36               Affirmative Action for Handicapped Workers                                  APR 1984
----------------------- --------------------------------------------------------------------------- -------------------
52.222-37               Employment Reports on Special Disabled Veterans and Veterans of the         JAN 1988
                        Vietnam Era
----------------------- --------------------------------------------------------------------------- -------------------
52.223-2                Clean Air and Water                                                         APR 1984
----------------------- --------------------------------------------------------------------------- -------------------
52.223-6                Drug-Free Workplace                                                         JAN 1997
----------------------- --------------------------------------------------------------------------- -------------------
52.223-14               Toxic Chemical Release Reporting                                            OCT 1996
----------------------- --------------------------------------------------------------------------- -------------------
52.224-1*               Privacy Act Notification                                                    APR 1984
----------------------- --------------------------------------------------------------------------- -------------------
52.224-2*               Privacy Act                                                                 APR 1984
----------------------- --------------------------------------------------------------------------- -------------------
52.225-3                Buy American Act -- Supplies                                                JAN 1994
----------------------- --------------------------------------------------------------------------- -------------------
52.225-9                Buy American Act -Trade Agreement Act - Balance of                          JAN 1996
                        Payment Program
----------------------- --------------------------------------------------------------------------- -------------------
52.225-10               Duty-Free Entry                                                             APR 1984
----------------------- --------------------------------------------------------------------------- -------------------
52.225-11               Restrictions of Certain Foreign Purchases                                   OCT 1996
----------------------- --------------------------------------------------------------------------- -------------------


                                       33

FAR REFERENCE                                     TITLE                                                  DATE
----------------------- --------------------------------------------------------------------------- -------------------
52.225-14               Inconsistency between English Version and Translation of Contract           AUG 1989
----------------------- --------------------------------------------------------------------------- -------------------
52.225.21               Buy American Act - North American Free Trade Agreement                      JUN 1996
                        Implementation Act - Balance of Payments Program
----------------------- --------------------------------------------------------------------------- -------------------
52.226-1                Utilization of Indian Organizations Enterprises                             SEP 1996
----------------------- --------------------------------------------------------------------------- -------------------
52.227-2                Notice and Assistance Regarding Patent and Copyright Infringement           AUG 1996
----------------------- --------------------------------------------------------------------------- -------------------
52.227-14**             Rights in Data-General                                                      JUN 1987
----------------------- --------------------------------------------------------------------------- -------------------
52.227-17**             Rights in Data - Special Works                                              JUN 1987
----------------------- --------------------------------------------------------------------------- -------------------
52.227-18               Rights in Data - Existing Works                                             JUN 1987
----------------------- --------------------------------------------------------------------------- -------------------
52.228-5                Insurance - Work on a Government Installation                               JAN 1997
----------------------- --------------------------------------------------------------------------- -------------------
52.228-7                Insurance - Liability to Third Persons                                      MAR 1996
----------------------- --------------------------------------------------------------------------- -------------------
52.229-3                Federal, State, and Local Taxes                                             JAN 1991
----------------------- --------------------------------------------------------------------------- -------------------
52.229-5                Taxes - Contracts Performed in U.S. Possessions or Puerto                   APR 1984
                        Rico
----------------------- --------------------------------------------------------------------------- -------------------
52.230-2                Cost Accounting Standards                                                   APR 1996
----------------------- --------------------------------------------------------------------------- -------------------
52.230-3                Disclosure and Consistency of Cost Accounting Practices                     APR 1996
----------------------- --------------------------------------------------------------------------- -------------------
52.230-4                Consistency of Cost Accounting Practices                                    AUG 1992
----------------------- --------------------------------------------------------------------------- -------------------
52.230-6                Administration of Cost Accounting Standards                                 APR 1996
----------------------- --------------------------------------------------------------------------- -------------------
52.232.1                Payments                                                                    APR 1984
----------------------- --------------------------------------------------------------------------- -------------------
52.232-7                Payments Under Time-and-Materials and Labor Hour                            FEB 1997
                        Contracts
----------------------- --------------------------------------------------------------------------- -------------------
52.232-9                Limitation on Withholding of Payments                                       APR 1984
----------------------- --------------------------------------------------------------------------- -------------------
52.232.16               Progress Payments                                                           JUL 1991
----------------------- --------------------------------------------------------------------------- -------------------
52.232-17               Interest                                                                    JUN 1996
----------------------- --------------------------------------------------------------------------- -------------------
52.232-18               Availability of Funds                                                       APR 1984
----------------------- --------------------------------------------------------------------------- -------------------
52.232-20               Limitation of Cost                                                          APR 1984
----------------------- --------------------------------------------------------------------------- -------------------
52.232-22               Limitation of Funds                                                         APR 1984
----------------------- --------------------------------------------------------------------------- -------------------
52.232-23               Assignment of Claims                                                        JAN 1986
----------------------- --------------------------------------------------------------------------- -------------------
52.232-33               Mandatory Information for Electronic Funds Transfer Payment                 AUG 1996
----------------------- --------------------------------------------------------------------------- -------------------
52.233-3                Protest After Award  -  Alternate I (JUN 1995)                              AUG 1996
----------------------- --------------------------------------------------------------------------- -------------------
52.237-2                Protection of Government Buildings, Equipment, and Vegetation               APR 1984
----------------------- --------------------------------------------------------------------------- -------------------
52.237-3                Continuity of Services                                                      JAN 1991
----------------------- --------------------------------------------------------------------------- -------------------
52.239-1                Privacy and Security Safeguards                                             AUG 1996
----------------------- --------------------------------------------------------------------------- -------------------
52.242-1                Notice of Intent to Disallow Costs                                          APR 1984
----------------------- --------------------------------------------------------------------------- -------------------
52.242-4                Certification of Final Indirect Costs                                       JAN 1997
----------------------- --------------------------------------------------------------------------- -------------------
52.242-13               Bankruptcy                                                                  JUL 1995
----------------------- --------------------------------------------------------------------------- -------------------


                                       34

FAR REFERENCE                                     TITLE                                                  DATE
----------------------- --------------------------------------------------------------------------- -------------------
52.243.1                Changes-Fixed Price - Alternative I (APR 1984) and                          APR 1987
                        Alternative II ( APR 1984)
----------------------- --------------------------------------------------------------------------- -------------------
52.243-2                Changes--Cost-Reimbursement --Alternative I (APR 1984) and                  AUG 1987
                        Alternative II (APR 1984)
----------------------- --------------------------------------------------------------------------- -------------------
52.243.3                Changes (Time-Materials or Labor-Hours)                                     APR 1985
----------------------- --------------------------------------------------------------------------- -------------------
52.244.1                Subcontracts (Fixed Price Contracts)                                        FEB 1995
----------------------- --------------------------------------------------------------------------- -------------------
52.244-2                Subcontracts (Cost-Reimbursement and Letter  Contracts)                     FEB 1997
----------------------- --------------------------------------------------------------------------- -------------------
52.244.3                Subcontracts (Time-and-Materials and Labor Hours                            APR 1985
                        Contracts
----------------------- --------------------------------------------------------------------------- -------------------
52.244-5                Competition in Subcontracting                                               DEC 1996
----------------------- --------------------------------------------------------------------------- -------------------
52.245-1                Property Records                                                            APR 1984
----------------------- --------------------------------------------------------------------------- -------------------
52.245.2                Government Property (Fixed Price)                                           DEC 1989s
----------------------- --------------------------------------------------------------------------- -------------------
52.245-5                Government Property(Cost Reimbursement, Time and Material, or Labor         JAN 1986
                        Hour Contracts)
----------------------- --------------------------------------------------------------------------- -------------------
52.245-19               Government Property Furnished "As Is"                                       APR 1984
----------------------- --------------------------------------------------------------------------- -------------------
52.246-17               Warranty of Supplies of a Non-Complex Nature                                APR 1984
----------------------- --------------------------------------------------------------------------- -------------------
52.246-20               Warranty of Services                                                        APR 1984
----------------------- --------------------------------------------------------------------------- -------------------
52.246-25               Limitation of Liability-Services                                            FEB 1997
----------------------- --------------------------------------------------------------------------- -------------------
52.247-63               Preference for U.S. Flag Air Carriers                                       JAN 1997
----------------------- --------------------------------------------------------------------------- -------------------
52.249-2                Termination for Convenience of the Government (Fixed                        SEP 1996
                        Price
----------------------- --------------------------------------------------------------------------- -------------------
52.249-6                Termination - (Cost Reimbursement) Alt IV                                   SEP 1996
----------------------- --------------------------------------------------------------------------- -------------------
52.249.8                Default (Fixed Price Supply and Services)                                   (APR 1984
----------------------- --------------------------------------------------------------------------- -------------------
52.249-14               Excusable Delays                                                            APR 1984
----------------------- --------------------------------------------------------------------------- -------------------
52.251-1                Government Supply Sources                                                   APR 1984
----------------------- --------------------------------------------------------------------------- -------------------
52.253-1                Computer Generated Forms                                                    JAN 1991
----------------------- --------------------------------------------------------------------------- -------------------

* The specific systems of records subject to the Privacy Act and the required safeguards will be identified on individual Subcontract Task Orders issued hereunder.
** All data right clauses will be specified on each Subcontract Task Order issued. Unless specific data rights are established in a Subcontract Task Order, the Government asserts unlimited use rights in any data, including computer software, developed under any Subcontract Task Order issued under this contract. *** To be used on Cost Plus Fixed Fee (CPFF) Orders Only
**** To be used on Cost Plus Incentive Fee Orders (CPIF) Only

CLAUSES WITH VARIABLE INFORMATION

I.2      FAR 52.216-18  ORDERING  (OCT 1995)

(a) Any supplies and services to be furnished under this contract shall be ordered by issuance of delivery orders or Subcontract Task Orders by the individuals or activities designated in the Schedule. Such orders may be issued from contract award through contract expiration

(b) All delivery orders or Subcontract Task Orders are subject to the terms and conditions of this contract. In the event of conflict between a delivery order or Subcontract Task Order and this contract, the contract shall control.

(c) If mailed, a delivery order or Subcontract Task Order is considered "issued" when the Buyer deposits the order in the mail. Orders may be issued orally, by facsimile, or by electronic commerce methods only if authorized in the Schedule.


I.3      FAR 52.216-22  INDEFINITE QUANTITY (OCT 1995)

(a) This is an indefinite-quantity contract for the supplies or services specified, and effective for the period stated, in the Schedule. The quantities of supplies and services specified in the Schedule are estimates only and are not purchased by this contract.

(b) Delivery or performance shall be made only as authorized by orders issued in accordance with the Ordering clause. The Seller shall furnish to the Buyer, when and if ordered, the supplies or services specified in the Schedule up to and including the quantity designated in the Schedule as the maximum.

(c) Except for any limitations on quantities in the Delivery-Order Limitations clause or in the Schedule, there is no limit on the number of orders that may be issued. Orders issued may require delivery to multiple destinations or performance at multiple locations.

(d) Any order issued during the effective period of this contract and not completed within that period shall be completed by the Seller within the time specified in the order. The subcontract shall govern the Seller's and Buyer's rights and obligations with respect to that order to the same extent as if the order were completed during the contract's effective period; provided, that the Seller shall not be required to make any deliveries under this contract after final delivery.


I.4 FAR 52.217-9 OPTION TO EXTEND THE TERM OF THE CONTRACT (MAR 1989)

(a) The Buyer may extend the term of this contract by written notice to the Seller within thirty (30) days of expiration of the performance period; provided, that the Buyer shall give the Seller a preliminary written notice of its intent to extend at least 60 days before the contract expires. The preliminary notice does not commit the Buyer to an extension.

(b) If the Buyer exercises this option, the extended contrac shall be considered to include this option provision.

(c) The total duration of this contract, including the exercise of any options under this clause, shall not exceed five (5) years.

I.5      FAR 52.239-1 PRIVACY OR SECURITY SAFEGUARDS (AUG 1996)

(a) The Seller shall not publish or disclose in any manner, without the Buyer's written consent, the details of any safeguards either designed or developed by the Seller under this contract or otherwise provided by the Buyer.

(b) To the extent required to carry out a program of inspection to safeguard against threats and hazards to the security, integrity, and confidentiality of Buyer data, the Seller shall afford the Buyer access to the Seller's facilities, installations, technical capabilities, operations, documentation, records, and databases.

(c) If new or unanticipated threats or hazards are discovered by either the Buyer or the Seller, or if existing safeguards have ceased to function, the discoverer shall immediately bring the situation to the attention of the other party.


I.6      FAR 52.248-1  VALUE ENGINEERING (MAR 1989)

These data shall not be disclosed outside the Government or duplicated, used, or disclosed, in whole or in part, for any purpose other than to evaluate a value engineering change proposal submitted under the clause. This restriction does not limit the Government's right to use information contained in these data if it has been obtained or is otherwise available from the Contractor or from another source without limitations.


FULL TEXT CLAUSES

I.7 JAR 2852.223-1 USE OF RECOVERED MATERIALS IN PAPER AND PAPER PRODUCTS (MAR 1992)

(a) the Contractor is required under this contract to deliver any of the paper and paper products listed below, all such items delivered shall meet the minimum content standards for recovered materials, post consumer recovered materials, or waste paper.

      (1) Recovered materials are defined as waste material and by-products that have been recovered or diverted from solid waste, not including those materials and by-products generated from, and commonly reused within, an original manufacturing process.

      (2) Post consumer recovered materials are defined as waste materials recovered from retail stores, office building, homes and so forth after they passed through their end usage as a consumer item.

      (3) Waste paper is defined as all items from the first two categories above in addition to forest residues, and manufacturing and other wastes.

Unless otherwise directed by the Contracting Officer, the Contractor shall use "High Grade Bleached Printing and Writing Papers" as defined in this clause to produce all progress reports, final reports, and any other products required to be delivered to the Government under this contract.

MINIMUM CONTENT STANDARDS FOR SELECTED PAPER AND PAPER PRODUCTS

                                             Minimum %          Minimum % Post           Minimum % Waste
                                             Recovered          consumer Recovered       Paper
                                             Materials          Materials
NEWSPRINT                                         50
HIGH GRADE BLEACHED PRINTING
AND WRITING PAPERS
Offset printing                                   50
Mimeo and duplicator paper                        50
Writing (stationery)                              50
Office paper (e.g., note pads)                    50
Paper for high speed copiers                      50
Envelopes                                         50
Form bond including computer paper and            50
carbonless
Book papers                                       50
Bond paper                                        50
Ledger                                            50
Cover stock                                       50
Cotton Fiber papers                               25


TISSUE PRODUCTS:
Toilet tissue                                     20
Paper towels                                      40
Paper napkins                                     30
Facial tissue                                     5
Doilies                                           40
Industrial wipes                                  0


UNBLEACHED PACKAGING:
Corrugated boxes                                  35
Fiber boxes                                       35
Brown papers (e.g. bags)                          5

RECYCLED PAPERBOARD:
Recycled paperboard products                      80
Pad backing                                       90

Alternate I (APR 1984). As prescribed in 16.406(b), add the following paragraph
(q) to the basic clause:

(q) Provisioning and options. Parts, other supplies, or services that are to be furnished under this contract on the basis of a provisioning document or Government option shall be subject to price revision in accordance with this clause. Any prices established for these parts, other supplies, or services under a provisioning document or Government option shall be treated as initial target prices, or target prices as agreed upon and stipulated in the pricing document supporting the provisioning or added items. Initial or firm target costs and profits and final prices covering these parts, other supplies, or services may be established separately, in the aggregate, or in any combination, as the parties may agree.

               PART III - LIST OF DOCUMENTS AND OTHER ATTACHMENTS
               --------------------------------------------------

                         SECTION J - LIST OF ATTACHMENTS
                         -------------------------------


J.1      LIST OF ATTACHMENTS

         Attachment 1                                    Subcontractor Proposal

                            PART IV - REPRESENTATIONS
                            -------------------------

                   SECTION K - INCORPORATION OF CERTIFICATIONS
                   -------------------------------------------


K.1      INCORPORATION OF CERTIFICATIONS

Section K, "Representations, Certifications and Other Statements of Offerors" of the RFP, returned filled in, signed and dated February 20, 2002, are hereby incorporated by reference in this Agreement.

ATTACHMENT I. SUBCONTRACTOR PROPOSAL FOR DCL SYSTEM & GES MAINTENANCE


1.0 SCOPE

    This Statement of Work (SOW) defines the Maintenance Services and performance parameters to be provided by the contractor in support of the Department of Homeland Security (DHS) Dedicated Commuter Lanes (DCL) system and the associated Global Enrollment System (GES). Currently, there are two types of DCL systems deployed: NEXUS and SENTRI. The NEXUS system is installed at 10 Northern US border locations and the SENTRI system is installed at the three Southern US border locations. The scope of this SOW addresses the San Diego Port of Entry (POE) only.

2.0 BACKGROUND

    The DCL system was designed to decrease the inspection time for enrolled, low-risk travelers who frequently enter the United States by vehicle. Port of Entry travel times in conventional lanes have been decreased by removing low-risk travelers from those lanes. As a result, inspectors in conventional lanes have been able to spend more time focusing on potentially higher risk travelers.

    DCL has two versions currently deployed. These versions, NEXUS and SENTRI, allow faster processing of low-risk travelers who travel through U.S. Ports of Entry (POEs) between Canada and the United States or between Mexico and the United States. Users must be enrolled in the Global Enrollment System
    (GES) at each POE region where they might enter before they can use the DCL system. The DCL system allows for faster processing at POEs by using radio frequency identification (RFID) technology that identifies DCL enrollees. A U.S. inspector verifies the identity and status of the traveler after the DCL system retrieves the traveler's information and displays it on the monitor in the inspector's booth.

3.0 DEFINITIONS AND NOMENCLATURE

         o DCL - Dedicated Commuter Lane. A single vehicl passage lane dedicated for passage of the enrolled trusted travelers.

         o GES - Global Enrollment System. The GES captures and stores all pertinent information regarding the enrollees in the DCL system. For NEXUS enrollees only personal information is stored. For SENTRI enrollees both personal and vehicle information is stored.

         o VALIDATION SUBSYSTEM - The validation subsystem provides an operator interface to the inspector. It can interface with the data server or the lane controller depending on the configuration. The validation subsystem connects to the ges database where information and images of all enrollees and vehicles are retrieved. These images, along with information about the vehicle, are displayed for the inspector to verify the identity of the vehicle and its occupants.

         o PRIMARY INSPECTION BOOTH - First Inspection are for vehicles entering the U.S Port of Entry.
         o        PRE-PRIMARY - Open space prior to the primary inspection booth
         o SECONDARY INSPECTION AREA - Intensive examination for suspect vehicles
         o        EGRESS LANES - Exit area for cleared vehicles into the United
                  States.
         o SYSTEM AVAILABILITY - Expressed as a percentage the actual number of operational hours divided by the total scheduled hours. For example, if the system were down four (4) hours out of a scheduled 80 hours, the achieved actual availability is 76/80 or 95%.
         o RESPONSE TIME - The response time is defined as the time from the receipt of a trouble call by the contractor, until the physical arrival of the contractor's technical representative on the site of the trouble call.
         o SYSTEM CONFIGURATION - The SYSTEM CONFIGURATION refers to the entire set of equipment acquired by the government and placed in service at a port of entry. It includes, but is not limited to, all Enrollment Center equipment, all Lane Control equipment, and any hardware or software module that is part of the DCL system at the port of entry.
         o CRITICAL FAILURES - Failures in the DCL system are critical when the malfunction results in the system being in a non-operational state.
         o NON-CRITICAL FAILURES - Failures in the DCL system are considered non-critical when the malfunction results in the system being in an operational but impaired state.

4.0      OPERATIONAL CONCEPT

         Travelers are required to fill out an application for admittance to the DCL program through the DHS enrollment centers located at the respective border crossing sites. The DHS enrollment centers facilitate travelers entry into the Global Enrollment System (GES) database. The enrollment centers process the application along with a set of the applicants' fingerprints. The results of this background investigation determine whether or not applicants will be accepted into the DCL program.

         Once accepted, the applicant is photographed and issued either a proximity card (NEXUS) or a transponder (SENTRI). The proximity card associated with the NEXUS system includes the traveler's photo, printed identifying data, and encoded data that can be read remotely by radio-frequency equipment installed in the DCL. The transponder associated with the SENTRI system provides similar personal information to the inspectors and also provides vehicle information as well.

         The registered travelers and their vehicles (vehicles checked for SENTRI only) are periodically checked for any change in background status that may affect their eligibility.

         Figure 1 is representative of all NEXUS lanes. A dedicated access lane is provided for NEXUS users allowing vehicles to by-pass the general traffic lanes and provides fast access into the United States. As the vehicle enters the Automated Identification zone, each traveler in the NEXUS program presents his/her proximity card to the reader. The information on the card is then checked against the GES database for verification and any pertinent updated information regarding the traveler. All of the information is provided to the lane operator for verification at the Validation Subsystem.

                                [GRAPHIC OMITTED]













                FIGURE 1 - GENERAL NEXUS DCL SYSTEM CONFIGURATION
                -------------------------------------------------


         At the Inspector Clearance Area, any missed NEXUS cards are read for verification. The inspector then performs the appropriate checks and verifications on the driver and all passengers in the vehicle based on the information presented via the Validation Subsystem. Authorized vehicles are cleared to enter the United States and unauthorized or suspected vehicles, drivers, or passengers are directed to the Secondary inspection area. Traffic control signals are deployed at the DCL exit to direct vehicles through the inspection process.

         Figures 2 and 3 demonstrate the SENTRI lane configurations for San Diego POE. A dedicated access lane is provided for SENTRI users allowing vehicles to by-pass the general traffic lanes and provides fast access into the United States. As the vehicle enters the Automated Identification zone, the vehicle's transponder is activated and read by the Ergo/Transcore system. The ID data from the transponder is then sent to the Validation Subsystem to retrieve the appropriate information from the GES database. The retrieved information is provided to the lane operator for verification.

                                [GRAPHIC OMITTED]












              FIGURE 2 - OTAY MESA SENTRI DCL SYSTEM CONFIGURATION
              ----------------------------------------------------



                                [GRAPHIC OMITTED]











                 FIGURE 3 - SAN YSIDRO SENTRI DCL CONFIGURATION
                 ----------------------------------------------

         At the Inspector Clearance Area, any missed transponders ID's are read for verification. The inspector then performs the appropriate checks and verifications on the driver and all passengers in the vehicle based on the information presented via the Validation Subsystem. Authorized vehicles are cleared to enter the United States and unauthorized or suspected vehicles, drivers, or passengers are directed to the Secondary inspection area. Traffic control devices (gates, signal lights, and bollards) are deployed at the DCL exit to prevent vehicles from bypassing the inspection process. At some locations, pipe bollards and/or concrete barriers delineate the vehicle path to the U.S. and secondary inspection areas.

         GES collects biographic and biometric data about applicants for automated inspection systems and stores this information. GES enrolls low-risk travelers who are then able to enter the United States by verifying their ID and enrollment status with an automated system, to accelerate individual examination by a Customs and Border Protection
         (CBP) Inspector. The system provides the enroll travelers with either a proximity card (NEXUS) or a transponder for a specific vehicle (SENTRI).

         There are two versions of the GES to support: Version 1.8.x and Version 1.10.x. Version 1.8.x is used to enroll travelers using the NEXUS system at a POE. Figure 5 exhibits the GES Version 1.8.x configuration. Version 1.10.x is used to enroll travelers and vehicles using the SENTRI system at a POE. Figure 6 exhibits the GES Version 1.10.x configuration.

5.0      SUPPORT ENVIRONMENT

This section presents the hardware and software configuration for the DCL systems and GES to be maintained under this SOW. Both the NEXUS and SENTRI system configurations are detailed.

5.1      NEXUS DCL SYSTEM

5.1.1    NEXUS DCL HARDWARE COMPONENTS

The following is a high-level summary of the NEXUS DCL hardware components:

         o        Cserver 1220 (or 2025) Pentium 4 rackmount computer
         o        SBC, Pentium 133 MHz with 32MB of random access memory (RAM)
         o        Seiko thermal receipt printer
         o        Laser sensor (vehicle detection and separation)
         o        Proximity card reader and antennae
         o        Inspector's display
         o        Inspector's control panel
         o        Lane open/closed lights
         o        Booth entry lights
         o        Booth exit lights
         o        Blackbox Matrix ServSwitch
         o        Monitor, keyboard, and trackball mouse
         o Video graphics array (VGA) National Television Standards Committee (NTSC) video converter/switch

         o        Ethernet switch/hub
         o        APC uninterruptible power supply (UPS)
         o Serial A/B switch ; Keyboard video mouse (KVM) extender (local and remote)
         o        Panasonic time-lapse VCR
         o        Panasonic video multiplexer
         o        Netopia router
         o        External booth enclosure
         o        External prequeue enclosure
         o        Internal booth enclosure
         o        Video power supply enclosure
         o        Camera enclosure and video camera
         o        HP Jetdirect print server
         o Ethernet/local area network (LAN) repeater/signal booste (Detroit Tunnel only)



                               [GRAPHIC OMITTED]













                  FIGURE 5 - GES VERSION 1.8.X CONFIGURATION

                                [GRAPHIC OMITTED]













                   FIGURE 6 - GES VERSION 1.10.X CONFIGURATION




5.1.2    NEXUS DCL SOFTWARE COMPONENTS

The following is a high-level summary of the NEXUS DCL software components:

         o        Windows 95B and/or Windows 2000 (sp3)
         o        Oracle8.0.5 client
         o        DCL Validation 4.1.2
         o        DCL Winnode Dataserver 2.0
         o        DCL SBC 1.2
         o        DCL Sim32 1.0
         o        Symantec PCAnywhere 10 (Detroit and Buffalo only)
         o        Efkon Laser Softguide 1.1
         o        Receipt printer drivers

5.2      SENTRI DCL SYSTEM

5.2.1    SENTRI DCL HARDWARE COMPONENTS

The following is a list of all the main hardware components in a single-lane SENTRI system:

         o        Cserver 1220 1.8Ghz Pentium 4 1U rackmount computer
         o        Blackbox ServSelect
         o        Monitor, keyboard, & trackball mouse
         o        VGA splitter
         o        Ethernet switch/hub
         o        APC UPS ; Serial A/B switch (Otay Mesa only)
         o        Blackbox gang switch (San Ysidro only)

Refer to Figures 1, 2, and 3 for detailed information regarding the SENTRI DCL system configurations currently deployed.


5.2.2    SENTRI DCL SOFTWARE COMPONENTS

The following is a high-level summary of the SENTRI DCL software components:

         o        Windows 2000 (sp3)
         o        Oracle 8.0.5 client
         o        DCL Validation 4.1.2
         o        Symantec PCAnywhere 10


5.3.     GES VERSION 1.8.X

5.3.1    GES VERSION 1.8.X HARDWARE COMPONENTS


The following lists the hardware components for GES Version 1.8.x:

         o One Intel Pentium II or 100-percent compatible workstation as primary domain controller (PDC)
         o One Intel Pentium II or 100-percent compatible workstation as backup domain controller (BDC)
         o One Intel Pentium-based, server-grade computer as database server (DBS)
         o Intel Pentium II or 100-percent compatible workstations as enrollment workstations
         o        Data card printer
         o        Hand geometry unity (HGU)
         o        Black Box signal converter
         o        Digital camera
         o        Proximity card reader/writer
         o        Network laser printer with Transmission Control Protocol
                  (TCP)/Internet Protocol (IP) support and JetDirect ; Four-port hub ; Uninterruptible power supply (UPS)

5.3.2    GES VERSION 1.8.X SOFTWARE COMPONENTS


The following software is required for GES Version 1.8.x:

         o        Oracle 8.05
         o        Microsoft Windows NT 4.0 Server
         o        Microsoft Windows NT 4.0 Workstation
         o        Oracle for Windows NT
         o        ArcServeIT 2000 Backup Software
         o        Oracle Backup Agent for ArcServeIT 2000
         o        PCAnywhere 10
         o        Hewlett-Packard JetAdmin ;IQ Engineering Super Fonts
         o        DynaComm Elite 3.6.2
         o        Microsoft Windows NT 4.0 Resource Kit and Supplement
         o        UPS Powerchute Communication Software
         o        GES Version 1.8.x


5.4      GES VERSION 1.10.X

5.4.1    GES VERSION 1.10.X HARDWARE COMPONENTS

The following lists the hardware components for GES Version 1.10.x:

         o One Intel Pentium II or 100-percent compatible workstation as the PDC
         o One Intel Pentium II or 100-percent compatible workstation as the BDC
         o        One Intel Pentium-based, server-grade computer as DBS
         o Intel Pentium II or 100-percent compatible workstations as enrollment workstations
         o        Data Card printer
         o        HGU
         o        Black Box signal converter
         o        Digital camera
         o Network laser printer with TCP/IP support and JetDirect support
         o        UPS

5.4.2    GES VERSION 1.10.X SOFTWARE COMPONENTS


The following software is required for GES Version 1.10.x:

         o        Oracle 8.05
         o        Microsoft Windows NT 4.0 Server
         o        Microsoft Windows NT 4.0 Workstation

         o        Oracle for Windows NT
         o        ArcServeIT 2000 Backup Software
         o        Oracle Backup Agent for ArcServeIT 2000
         o        PCAnywhere 10
         o        Hewlett-Packard JetAdmin
         o        IQ Engineering Super Fonts
         o        DynaComm Elite 3.6.2
         o        Microsoft Windows NT 4.0 Resource Kit and Supplement
         o        UPS Powerchute Communication Software
         o        GES Version 1.10.x


6.0      PERFORMANCE CRITERIA

This SOW requires all DCL lanes and locations along with their respective GES centers to be functionally operational 95% of the time during normal operating hours. The chart below shows the current operational times for each location. The system availability is calculated at the performance requirement of 95% availability per week/month during normal hours of operation. The weekly downtimes can be carried over throughout a given month. However, the total downtime per month cannot exceed the 95% availability.

-------------------------------------- ------------------ --------------- ---------- -------------------- -----------------------
                                             Hours             Days                          Avg.             Total Allowable
            DCL Locations                      of               of          Total         Allowable            Downtime per
                                           Operation         Operation      Hours        Downtime per              Month
                                                                                             Week
-------------------------------------- ------------------ --------------- ---------- -------------------- -----------------------
Otay Mesa, CA                              6am - 8pm         Mon - Fri        70           3.5 hrs                16 hrs

-------------------------------------- ------------------ --------------- ---------- -------------------- -----------------------
San Ysidro, CA                             6am -10pm         Mon - Fri
                                           8am - 8pm         Sat & Sun       104           5.2 hrs                23 hrs
-------------------------------------- ------------------ --------------- ---------- -------------------- -----------------------

7.0      PERFORMANCE REQUIREMENTS

The contractor shall provide DCL system maintenance in two major areas:
Preventative Maintenance (PM) and Corrective Maintenance (CM). The contractor shall also manage a spare parts inventory deemed necessary to meet the 95% system availability rate. The requirements in each of these areas are detailed below.


7.1      PREVENTATIVE MAINTENANCE (PM)

All Preventative Maintenance activities shall be performed on a periodic basis to ensure that the DCL systems and GES centers are always in a state where the likelihood of a critical failure is minimized. PM activities shall be performed on a schedule that ensures the system availability performance criteria stated in Section 6 of this SOW are met. PM shall be conducted in accordance with the periodic schedule listed in the following sections.

7.1.1    WEEKLY ACTIVITIES

         o Meet with the DCL and GES supervisors at the port to address any issues or concerns that may have come up during the week. Scheduling of maintenance activities for the upcoming week(s) shall be agreed upon during the weekly meeting as well.
         o Perform a visual inspection of all hardware used in the DCL system and GES center. Ensure that all of the hardware/software functions have been running as expected by checking error logs.
         o Thoroughly clean the Hand Geometry Unit (HGU) in the GES center using the procedure in the GES Maintenance Manual.
         o Thoroughly clean the Data Card Printer in the GES Center using the procedure in the GES Maintenance Manual.

7.1.2    MONTHLY ACTIVITIES

         o Check all cable connections in the rack and tighten all loose connections.
         o Log into each computer and conduct a scandisk and defrag of the hard drives.
         o Check to make sure there is at least 500 MB of free spac on the hard drives.
         o If space is at a minimum, back up all old border crossin event record (BCER) log files and delete all logs from the drive.
         o        Relabel any equipment that has lost its original label.
         o        Do a diagnostics on the APC UPS.
         o Do a network diagnostics by pinging and tracing all know devices on the network.
         o Test the system hardware by running applications and simulators on all primary and backup lane equipment.
         o Clean the backup tape drive in the GES Center using a cleaning tape along with the procedure in the GES Maintenance Manual.

7.1.3    QUARTERLY ACTIVITIES

         o Using compressed air, thoroughly clean all hardware to make them free of dust.
         o Check for and Install any software or hardware updates t the DCL system after approval of the appropriate Contractor and Government personnel.

7.2      CORRECTIVE MAINTENANCE

For Corrective Maintenance activities the contractor shall diagnose, repair and/or replace and bring back to full service, all DCL systems covered under this contract. The contractor will provide all equipment and resources, including supplies, transportation of parts and skilled labor to fulfill these requirements.

7.2.1    TROUBLE CALL NOTIFICATION

All trouble calls should be routed through the DHS CBP help desk to ensure that the proper notification protocol is followed in the reporting of the problem. All of the following information should be available to help facilitate a swift corrective action.

         o        Name and title of personnel reporting the problem
         o        Site location, address, and telephone number
         o        Name of the system (i.e., DCL Lane number, Validation System)
         o A detailed description of the problem and the events tha led to the problem. (For example, enrollee information is not appearing on the inspector's display; system does not seem to be responding.)
         o A description of when the problem first occurred (what task was being performed, e.g., problem first occurred after several cars passed through the lane. The lane seemed to be running slow, and then it seemed to freeze.)

A trouble ticket is generated from the information and the appropriate person is notified to resolve the problem.

The notification path to the maintenance contractor shall be setup to ensure that the performance criteria shall be met. The local area maintenance contractors shall have company cell phones to allow direct access from the DHS Help Desk personnel. A central answering service will also be made available to cover instances when the local contractors are not accessible. The DCL Inspectors and Supervisors shall also have direct access to the maintenance contractors; however, the standard protocol requires that the calls be routed through the DHS Help Desk. Once the DHS Help Desk has been informed of the problem and a trouble ticket has been generated, direct contact with the maintenance contractors is permitted. This method has proved effective in the past and present for maintenance work on the southern US border ports.

7.2.2    TROUBLE CALL RESPONSE TIME

The Response Time for trouble calls are defined for both critical and non-critical failures.

For all critical failures the contractor shall respond within two (2) operational hours of notification by a DHS official.

All Non-critical failures require the contractor to respond within eight (8) operational hours of notification by a DHS official. Where feasible non-critical failures shall be repaired during non peak, or off hours so the impact on the operation of the port of entry is minimized.


7.3      SPARE PARTS INVENTORY MANAGEMENT

The Contractor shall be responsible for managing the spare parts inventory to provide system availability rate of 95% as stated in Section 6 of this Statement of Work.

Spare parts shall be billed to the prime contractor at purchased cost. Invoices and/or receipts shall be provided for all purchases when invoices are submitted to the prime contractor.

The contractor's estimate of spare parts inventory is based on component/sub-system availability and component/subsystem impact on the system. A recommended spare parts list shall be agreed upon at the start of the maintenance period and may be modified based on in field experience over time. All additions, deletions, or quantity changes to the spares list shall be agreed upon by both parties. There is no provision for local storage space included in the proposal thus if a requirement for one becomes necessary, the associated cost shall be added to the maintenance agreement. The contractor will exchange and replace defective or worn parts when such replacements are required to maintain proper operation. The spare parts inventory shall be replenished as it is used.

8.0      ADDITIONAL TASKS

During the period of this Maintenance Agreement, there may be additional added scope work efforts proposed based on the Contractor's recommendations to improve the system. In this case, both parties must agree to the cost and level of effort required before such tasks are implemented. These additional tasks include, but are not limited to:

         o        Technical Support
         o        Special Installations
         o        Software Support
         o        Engineering/Development

9.0      DOCUMENTATION AND TRAINING

At the time of award, the prime contractor shall provide all of the necessary maintenance documentation, manufacturer's drawings, and a complete set of "as-built" drawings for each DCL and GES location (as available). All user interface specifications and software flow diagrams shall be supplied as well.

An intensive training session shall be provided by the prime contractor at the time of award. The contractor shall ensure that all of the DCL and GES maintenance technical team leaders attend this training session. The contractor shall be responsible for training all of the local maintenance team members.

10.0     DELIVERABLES

The contractor will manage the maintenance effort and provide a log and summary report of maintenance activities on a monthly basis. The log and summary report of maintenance activities shall be provided by the third Monday of the month in a format acceptable to CSC and the Contractor. The log report will detail the time the trouble call was received, the time contractor responded, nature of the problem, corrective measures taken, mean time to repair, and length of time the system was down.

The contractor will update and maintain the DCL and GES Maintenance Manuals as required to ensure that all of the documentation reflects the present system configuration and proper maintenance procedures. Sections detailing the debug procedures for commonly found problems will be incorporated as well.

11.0     PERSONNEL

11.1     PERSONNEL QUALIFICATIONS & BACKGROUND CHECK

The Contractor shall provide qualified personnel to support the Statement of Work. Technically qualified personnel will be required to undergo a background investigation by the DHS to ensure their suitability for access to sensitive information.

11.2     PERSONNEL ALLOCATION REQUIREMENTS

The current DCL/GES breakdown requires that two field engineers (San Ysidro and Otay Mesa DCL Sites) support the San Diego POE.

The efforts of the field engineers shall be supported by a Technical Representative and a Program Manager at the contractor's home office. All reporting, documentation, accounting, management and administrative activities shall be executed by these individuals. These individuals shall be responsible for all POE expansion activities and all interfacing to the prime contractor.

12.0     PERIOD OF PERFORMANCE

The period of performance for this SOW, which applies to the San Diego POE only, is from 8 December 2003 through 23 September 2004. This statement of work may be updated to reflect associated period of performances for the other POEs as the maintenance efforts at those ports are required. The intention is to use the San Diego Port of Entry as a performance verification site.

13.0     MAINTENANCE COST BASIS

The cost basis for the maintenance effort has been modeled after the Ergo Systems maintenance and support the San Diego POE. This effort has been executed through a GSA contract with the government and the associated GSA rates (plus 2%) shall apply to this proposal as well. The billing rates are divided into 2 categories: Program Manager and Field Engineer as shown below:


      PERSONNEL LABOR CATEGORY        LABOR RATE PER HOUR
------------------------------------  -----------------------------
          Program Manager                       $88.41/hr
------------------------------------  -----------------------------
       Field Service Engineer                   $72.83/hr
------------------------------------  -----------------------------

Applying the labor rates to the required staffing the following table provides the weekly cost for the effort at the San Diego POE. Total costs for the POE shall be determined by applying the period of performance (in weeks) identified in Section 13 to the weekly cost total above.

                             SAN DIEGO PORT OF ENTRY
                             -----------------------


Personnel Labor Category           Labor Rate (Hr)        Qty Required        Total Cost
---------------------------------- ---------------------- ------------------  ---------------
Program Manager                            $88.41                0.25         $884.10
---------------------------------- ---------------------- ------------------  ---------------
Home Office Tech. Rep.                     $72.83                0.25         $728.30
---------------------------------- ---------------------- ------------------  ---------------
Field Service Engineers                    $72.83                 2           $5,826.40
---------------------------------- ---------------------- ------------------  ---------------


14.0     POE ACTIVATION PROCEDURES

Upon the agreement and acceptance of this SOW and the applicable contract documents the maintenance effort at the San Diego Port of Entry shall commence.

All other POEs shall begin when the appropriate POE activation contract documents are signed and the period of performance has been agreed upon by both parties.

Once a POE has been activated, there shall be a 60 day mobilization and training period before the maintenance effort is fully operational. Section 15 details the startup and mobilization efforts.

After the activation contract has been signed by both parties, the activation shall remain in force for the entire period of performance. The following exceptions are the only valid causes for early termination of the contract:

         o Negligent performance by sub-contractor (as defined in performance rating document).
         o End or cancellation of government contract to prime contractor.

15.0     STARTUP SCHEDULE AND LOGISTICS

The startup effort shall commence upon the contract award and a number of efforts will need to be accomplished in short order to ensure that the full maintenance team is in place and fully trained within 60 days of award.

         o TRAINING AND DEPLOYMENT PLAN - A plan shall be agreed upon for the prime contractor to train the maintenance team leaders. This plan and training time logistics (1 to 2 weeks at CSC mock up or on site) will be completed within 1 week of the contract award. The priorities and area coverage issues will be discussed and formalized as well. All of the documentation associated with the equipment to be maintained will be put together for training purposes.

         o MAINTENANCE TEAM LEADER TRAINING - An intensive training effort for the maintenance team leaders shall be executed in weeks 3 and 4 of the startup plan. This allows the team leaders to start training the local maintenance staff in week 5 when they start working.

         o LOCAL MAINTENANCE TEAM TRAINING - All local maintenance team training shall be executed at the respective sites. The site team leader and the local maintenance team shall investigate, review and understand all of the required maintenance activities over a 2-4 week period. The prime contractor shall have personnel available for remote issue resolution during this period. During this period the maintenance effort shall be in effect, however, the performance criteria and requirements shall NOT be in effect until the training period is completed.

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